UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23592

First Eagle Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

(Address of principal executive offices)(Zip code)

Sheelyn Michael

First Eagle Investment Management, LLC 1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-698-3300

Date of fiscal year end: December 31

Date of reporting period: December 31,2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2024

First Eagle Credit Opportunities Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as fund managers is to communicate with shareholders in an open and direct manner. Some of our commentary to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Management's Discussion of Fund
Performance (unaudited)

In 2024, the floating-rate credit market continued to be characterized by technical factors that have supported loan prices and kept credit spreads tight, whereby investors received less incremental compensation for each unit of greater credit risk. Demand for loans continued to outstrip the supply of issuance, as merger and acquisition activity, a key driver of lender volumes, remained subdued. While we began to see improvements in supply in the second half of 2024, much of the overall supply was still refinancings. We continue to focus on the lower middle market space—companies with earnings before interest, taxes, depreciation and amortization in a range of $5-$50 million—where we are seeing a pickup in deal activity and where we believe we can find better relative value. Since the Federal Reserve began tightening in 2022, we have seen increases in leverage and decreases in coverage ratios throughout the market. But most of our credits performed consistently with expectations, and the majority have performed in line or better than expected. We remain constructive on credit, but we believe mitigating downside risk will be critical going forward. Accordingly, we continue to emphasize taking a conservative approach to structuring loan terms and covenants. Ultimately, our disciplined investment process and rigorous underwriting will dictate the path forward.

The total return of the Fund's Class I shares increased 7.91%1 for the 12 months ended December 31, 2024, while the S&P UBS Leveraged Loan Index (formerly the Credit Suisse Leveraged Loan Index) returned 9.04% during the same period. The Fund's short-term investments2 comprised 3.43% of the portfolio as of December 31, 2024.

The five largest contributors to the performance of First Eagle Credit Opportunities Fund during the period were Civitas Solutions Inc. (National Mentor Holding), Initial Term Loan—Second Lien (health care services); Outerstuff LLC, 2023 Extended Closing Date Loan—First Lien (apparel, accessories & luxury goods); Alvogen Pharma US, Inc., June 2022 Loan—First Lien (pharmaceuticals); Carestream Health, Inc. (aka Onex), Term Loan—First Lien (pharmaceuticals); and Power Stop, LLC, Initial Term Loan—First Lien (auto parts & equipment). Their combined contribution to the Fund's return was 1.12%.3

The five largest detractors were City Brewing Co., LLC (Brewco Borrower), Second-Out Closing Date Exchanged Term Loan—First Lien (brewers); Anthology/Blackboard (Astra AcquisitionCorp.; BruinMergerCoInc.), Initial Purchased Tranche A Term Loan—First Lien (commercial printing); BCP Qualtek Merger Sub LLC (Qualtek), Initial Term Loan—First Lien (specialized finance); LifeScan Global Corp., Initial Term Loan—First Lien (health care supplies), and City Brewing Co., LLC (Brewco Borrower), First-Out Closing Date Exchanging Term Loan—First Lien (brewers). Combined, they subtracted 1.47% from fund performance.3

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Management's Discussion of Fund Performance (unaudited)

James Fellows President of First Eagle Alternative Credit	Michelle Handy Senior Managing Director, Chief Investment Officer of Direct Lending of First Eagle Alternative Credit	Robert Hickey Senior Managing Director, Chief Investment Officer of First Eagle Alternative Credit

Brian Murphy Senior Managing Director, Head of Capital Markets and Co-Head of Origination of First Eagle Alternative Credit	Steve Krull Managing Director, Portfolio Manager and Head of Trading for the Tradable Credit platform of First Eagle Alternative Credit	Larry Holzenthaler Managing Director, Portfolio Manager and Senior Alternatives Strategist at First Eagle Alternative Credit

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when repurchased by the Fund, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteagle.com or by calling 800.334.2143.

The commentary represents the opinion of the Portfolio Management team as of February 2025 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

1  The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2  Includes short-term commercial paper that settles in 90 days or less, long-term commercial paper that settles in 91 days or greater and other short-term investments, such as U.S. treasury bills or money market funds.

3  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Management's Discussion of Fund Performance (unaudited)

Federal funds rate is the interest rate at which depository institutions (banks and credit unions) lend reserve balances to other depository institutions overnight on an uncollateralized basis.

Floating-rate credit is debt whose interest rate is adjusted periodically based on movements in an underlying reference rate.

Interest coverage ratio is a financial metric that measures a company's ability to pay interest on its debt.

S&P UBS Leveraged Loan Index (Gross/Total), formerly named the Credit Suisse Leveraged Loan Index, measures the performance of the investable universe of the US dollar institutional leveraged loans. A total-return index tracks price changes and reinvestment of distribution income.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

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First Eagle Credit Opportunities Fund

Fund Overview

Data as of December 31, 2024 (unaudited)

Investment Objective

The First Eagle Credit Opportunities Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes.

Average Annual Returns^ (%)	One Year		Inception (9/15/2020) to Date
First Eagle Credit Opportunities Fund Class I	7.91	~	7.26
S&P UBS Leveraged Loan Index^^	9.04		7.01

Asset Allocation*^^^ (%)

Top 5 Industries* (%)

Health Care Services	13.5
Research & Consulting Services	6.3
Application Software	4.6
IT Consulting & Other Services	3.9
Pharmaceuticals	3.2

Debt Breakdown** (%)

Secured vs. Unsecured
First Lien Secured Loans	95.50
Second Lien Secured Loans	2.65
Unsecured Debt	1.85
Floating vs Fixed
Floating Rate	98.15
Fixed Rate	1.85

Portfolio Characteristics**

Weighted Average Loan Spread	4.93%
% of Portfolio at Floor	0.00%
Weighted Average Maturity (Years)	4.03
Weighted Average Duration (Years)	0.15
Weighted Average Days to Reset	32.99 ***
Weighted Average Purchase Price	$98.33
Weighted Average Market Price	$96.50
Number of Positions	475

^    Performance figures reflect certain fee waivers and/or expense limitations, without which returns would have been lower. For information regarding these fee waivers and/or expense limitations, see Note 6.

^^    Formerly named the Credit Suisse Leveraged Loan Index.

^^^    Broadly Syndicated Loans, Middle Market Loans and Directly Originated Loans are presented under the Senior Loans category on the Schedule of Investments.

~    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*    Asset Allocation and Industries percentages are based on total investments in the portfolio.

**    Excludes short-term investments, common stocks and warrants.

***  Includes Senior Loans only.

  The Fund's portfolio composition is subject to change at any time.

†    Less than 0.05%.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The S&P UBS Leveraged Loan Index (formerly named the Credit Suisse Leveraged Loan Index) is designed to mirror the investable universe of the US denominated leveraged loan market. It consists of issues rated "5B" or lower, i.e. the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Top 10 Holdings* (%)

Alvogen Pharma US, Inc., June 2022 Loan — First Lien (Pharmaceuticals, United States)	1.6
Grant Thornton LLP/Chicago, Initial Term Loan — First Lien (Research & Consulting Services, United States)	1.4
TMA Buyer, LLC, Amendment No 3 Term Loan — First Lien (Specialized Finance, United States)	1.3
Sagebrush Buyer, LLC (Province), Initial Term Loan — First Lien (Research & Consulting Services, United States)	1.2
Zenith American Solutions, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Term A Loan — First Lien (Research & Consulting Services, United States)	1.1
841 Prudential MOB LLC, Term Loan — First Lien (Real Estate Development, United States)	1.1
Monarch Behavioral Therapy, LLC, Closing Date Term Loan — First Lien (Health Care Services, United States)	1.1
Unified Patents, LLC, Term Loan — First Lien (IT Consulting & Other Services, United States)	1.1
Civitas Solutions Inc. (National Mentor Holding), Initial Term Loan — Second Lien (Health Care Services, United States)	1.0
Syner-G Intermediate Holdings, LLC, Term Loan — First Lien (Pharmaceuticals, United States)	1.0
Total	11.9

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Senior Loans (a) — 102.2%
Advertising — 1.4%
MH Sub I/Indigo/WebMD Health (fka Micro holdings/Internet Brands), 2023 May Incremental Term Loan — First Lien (SOFR 1 month + 4.25%), 8.82%, 5/3/2028 (b)(c)(2)	3,812,416	3,818,707
New Insight Holdings Inc. (Research Now/ Dynata/Survey Sampling), First Out New Money Term Loan — First Lien (SOFR 3 month + 5.00%), 9.79%, 7/15/2028 (c)(2)	921,281	926,657
New Insight Holdings Inc. (Research Now/Dynata/ Survey Sampling), Second Out Term Loan — First Lien (SOFR 3 month + 5.50%), 10.29%, 10/15/2028	3,341,474	3,127,419
WH Borrower, LLC (aka WHP Global), 2024-2 Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.15%, 2/15/2027‡	852,375	865,161
WH Borrower, LLC (aka WHP Global), Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.15%, 2/15/2027 (c)(2)	2,809,524	2,833,236
		11,571,180
Aerospace & Defense — 1.3%
Amentum Holdings, Inc., Initial Term Loan — First Lien (SOFR 1 month + 2.25%), 6.61%, 9/29/2031 (b)(c)(2)	3,000,000	2,993,115
Chromalloy Corp., Term Loan — First Lien (SOFR 3 month + 3.75%), 8.35%, 3/27/2031 (c)(2)	2,985,000	2,992,462
Dynasty Acquisition Co., Inc. (Standard Aero), Initial Term B-1 Loan — First Lien (SOFR 1 month + 2.25%), 6.61%, 10/31/2031	2,173,333	2,186,069
Dynasty Acquisition Co., Inc. (Standard Aero), Initial Term B-2 Loan — First Lien (SOFR 1 month + 2.25%), 6.61%, 10/31/2031	826,667	831,511
MAG DS Corp., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.93%, 4/1/2027 (c)(1)(d)	1,962,097	1,844,371
		10,847,528
Agricultural & Farm Machinery — 0.1%
Hydrofarm Holdings Group, Inc., Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.35%, 10/25/2028‡ (c)(1)(d)	1,169,311	958,835

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Air Freight & Logistics — 1.0%
Air Buyer Inc. (Condata Global), Term Loan — First Lien (SOFR 3 month + 5.25%), 9.88%, 7/23/2030‡ (c)(1)(d)(e)	3,302,980	3,259,381
AIT Worldwide Logistics Holdings, Inc., Fifth Amendment Extended Term Loan — First Lien (SOFR 3 month + 4.75%), 9.28%, 4/8/2030 (b)(c)(2)	5,000,000	5,042,175
		8,301,556
Airlines — 0.4%
AAdvantage Loyalty IP Ltd., Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.75% Floor), 9.63%, 4/20/2028	3,500,000	3,599,032
Alternative Carriers — 0.1%
Zayo Group Holdings, Inc., 2022 Incremental Term Loan — First Lien (SOFR 1 month + 4.25%, 0.50% Floor), 8.82%, 3/9/2027 (c)(2)	997,436	939,400
Apparel Retail — 0.3%
Lids Holdings, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.00%, 12/14/2026‡ (d)	1,322,652	1,312,732
Xcel Brands, Inc., Term Loan A — First Lien (SOFR 3 month + 8.50%, 2.00% Floor), 12.89%, 12/12/2028‡ (d)(e)	1,316,749	1,287,122
		2,599,854
Apparel, Accessories & Luxury Goods — 1.4%
Outerstuff LLC, 2023 Extended Closing Date Loan — First Lien (SOFR 3 month + 7.00%, 2.50% Floor), 11.59%, 12/31/2027	7,754,883	7,563,453
Rachel Zoe, Inc., Second Amendment Effective Date Tranche A Loan — First Lien (SOFR 3 month + 7.66%, 3.00% Floor), 12.26%, 10/13/2026‡ (c)(1)(d)(e)	349,972	349,972
Rachel Zoe, Inc., Tranche A Loan — First Lien (SOFR 1 month + 7.66%, 3.00% Floor), 12.25%, 10/13/2026‡ (c)(1)(d)(e)	1,076,087	1,076,087
TR Apparel, LLC, Term Loan — First Lien (SOFR 1 month + 9.00%, 2.00% Floor), 12.55%, 6/21/2027‡ (c)(1)(d)(e)	3,209,918	3,209,918
		12,199,430

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Application Software — 5.0%
Apex Analytix, Inc. (Montana Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 5.00%, 0.75% Floor), 9.36%, 7/22/2029‡ (d)(e)	2,641,739	2,588,904
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien (PRIME 3 month + 4.00%), 10.35%, 7/22/2028‡ (d)(e)	52,174	51,130
AppHub LLC, Delayed Draw Tem Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.12%, 9/29/2028‡ (d)(e)	365,863	365,863
AppHub LLC, June 2024 Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.74%, 9/29/2028‡ (d)(e)	2,042,193	2,042,194
AppHub LLC, Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.25%, 9/29/2028‡ (c)(1)(d)(e)	2,655,580	2,655,580
Apryse Software Corp. (PDFTron), 2024 Refinancing Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.59%, 7/15/2027‡ (c)(1)(d)(e)	6,653,639	6,653,639
Boxer Parent Co., Inc. (BMC Software) (Banff Merger Sub), 2031 New Dollar Term Loan — First Lien (SOFR 3 month + 3.75%), 8.34%, 7/30/2031 (b)(c)(2)	5,000,000	5,047,450
Cloud Software Group, Inc. (TIBCO Software), Sixth Amendment Term Loan — First Lien (SOFR 3 month + 3.75%, 0.50% Floor), 8.08%, 3/21/2031	3,000,000	3,013,395
Clover Holdings 2 LLC (Cohesity), Term Loan B — First Lien (SOFR 3 month + 4.00%), 8.43%, 10/31/2031‡	3,000,000	3,037,500
CMI Marketing, Inc. (AdThrive), Initial Term Loan 2021 — First Lien (SOFR 1 month + 4.25%), 8.72%, 3/23/2028	520,781	518,178
EagleView Technology Corp., Term Loan — First Lien (SOFR 3 month + 3.50%), 8.09%, 8/14/2025	3,458,108	3,286,274
Enverus Holdings, Inc., Class A Revolving Credit Loan — First Lien (SOFR 3 month + 5.50%, 0.75% Floor), 9.86%, 12/24/2029‡ (d)	8,721	8,460
Enverus Holdings, Inc., Initial Term Loan — First Lien (SOFR 1 month + 5.50%, 0.75% Floor), 9.86%, 12/24/2029‡ (d)	3,819,273	3,819,273

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Application Software — 5.0% (continued)
Mitchell International, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.25%), 7.61%, 6/17/2031 (b)(c)(2)	1,000,000	1,001,780
Project Alpha Intermediate Holdings, Inc. (Qlik), Second Amendment Refinancing Term Loan — First Lien 10/26/2030 (b)	1,000,000	1,007,655
Rocket Software, Inc., Extended Dollar Term Loan — First Lien (SOFR 1 month + 4.25%), 8.82%, 11/28/2028	2,106,951	2,125,261
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.71%, 11/17/2028‡ (c)(1)(d)(e)	3,246,250	3,246,250
Upland Software, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.75%), 8.21%, 8/6/2026 (b)(c)(2)	2,480,189	2,442,366
		42,911,152
Asset Management & Custody Banks — 1.9%
Apella Capital, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.98%, 3/1/2029‡ (d)(e)	249,000	247,755
Apella Capital, LLC, First Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.83%, 3/1/2029‡ (d)(e)	147,508	146,771
Apella Capital, LLC, First Amendment Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.96%, 3/1/2029‡ (c)(1)(d)(e)	590,033	587,083
Apella Capital, LLC, Initial Term Loan — First Lien (PRIME 3 month + 5.50%), 13.25%, 3/1/2029‡ (c)(1)(d)(e)	1,263,650	1,257,332
Apella Capital, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 10.84%, 3/1/2029‡ (d)(e)	200,000	199,000
GTCR Everest Borrower LLC (AssetMark), Initial Term Loan — First Lien (SOFR 3 month + 2.75%), 7.08%, 9/5/2031 (b)(c)(2)	3,000,000	3,015,930
Oak Point Partners, LLC, Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.71%, 12/1/2027‡ (c)(1)(d)(e)	2,244,234	2,244,234
PEX Holdings LLC (Gen II Fund Services), Term Loan — First Lien (SOFR 3 month + 2.75%), 7.34%, 11/26/2031‡ (b)	8,000,000	8,050,000
		15,748,105

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Auto Parts & Equipment — 1.3%
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Fifth Amerndment Term Loan — First Lien (SOFR 1 month + 4.75%), 9.12%, 12/19/2026‡ (c)(1)(d)(e)	4,397,772	4,397,772
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Third Amendment Term Loan — First Lien (SOFR 1 month + 4.75%, 1.00% Floor), 9.21%, 12/19/2026‡ (c)(1)(d)(e)	1,401,550	1,401,550
First Brands Group, LLC, 2022-II Incremental Term Loan — First Lien (SOFR 3 month + 5.00%), 9.85%, 3/30/2027‡ (c)(2)	997,645	937,168
Hertz Corp., The, 2023 Incremental Term Loan — First Lien (SOFR 1 month + 3.75%), 8.09%, 6/30/2028 (b)	997,481	904,381
Hertz Corp., The, Initial Term B Loan — First Lien (SOFR 1 month + 3.50%), 7.97%, 6/30/2028	2,504,409	2,264,223
Hertz Corp., The, Initial Term C Loan — First Lien (SOFR 1 month + 3.50%), 7.97%, 6/30/2028	489,103	442,196
Power Stop, LLC, Initial Term Loan — First Lien (SOFR 3 month + 4.75%, 0.50% Floor), 9.36%, 1/26/2029 (b)(c)(2)	997,402	950,524
		11,297,814
Biotechnology — 0.3%
Solaris US Bidco LLC (Therakos), Therakos Term Loan USD — First Lien 10/29/2030 (b)	3,000,000	2,895,000
Brewers — 1.7%
City Brewing Co., LLC (Brewco Borrower), First-Out Closing Date Exchanging Term Loan — First Lien (SOFR 3 month + 3.50%, 0.75% Floor), 8.42%, 4/5/2028	8,216,749	5,854,434
City Brewing Co., LLC (Brewco Borrower), First-Out New Money Term Loan — First Lien (SOFR 3 month + 6.25%), 10.91%, 4/5/2028‡	7,145,497	5,430,578
City Brewing Co., LLC (Brewco Borrower), Second-Out Closing Date Exchanged Term Loan — First Lien (SOFR 3 month + 3.50%), 8.42%, 4/5/2028‡	8,505,693	3,345,587
		14,630,599
Broadcasting — 0.4%
Allen Media, LLC, Initial Term Loan 2021 — First Lien (SOFR 3 month + 5.50%), 9.98%, 2/10/2027	1,943,869	1,279,309

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Broadcasting — 0.4% (continued)
Learfield Communications, LLC, 2024 Refinancing Term Loan — First Lien (SOFR 1 month + 5.00%), 9.36%, 6/30/2028	1,285,513	1,299,814
Terrier Media Buyer Inc. (Cox Media Group), Term B-2 Loan — First Lien (SOFR 3 month + 3.50%), 7.93%, 6/18/2029	997,500	899,745
		3,478,868
Casinos & Gaming — 1.4%
Catawba Nation Gaming Authority, Term Loan B — First Lien 12/13/2031‡ (b)(d)	6,600,000	6,628,908
Jack Ohio Finance (Jack Entertainment), Initial Term Loan — First Lien (SOFR 1 month + 4.75%, 0.75% Floor), 9.22%, 10/4/2028 (b)(c)(2)	797,035	800,622
PCI Gaming Authority, Term B Facility Loan — First Lien (SOFR 1 month + 2.00%), 6.36%, 7/18/2031 (b)(c)(2)	4,978,759	4,977,017
		12,406,547
Commodity Chemicals — 0.4%
A&A Global Imports, LLC, First Out Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor, 6.50% PIK), 11.17%, 6/1/2026‡ (c)(1)(d)(e)	951,295	475,648
A&A Global Imports, LLC, Last Out Term Loan — First Lien (SOFR 3 month + 8.50%, 1.00% Floor, 8.50% PIK), 13.17%, 6/1/2026‡ (c)(1)(d)(e)	1,074,428	—
A&A Global Imports, LLC, New Revolving Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.05%, 6/1/2026‡ (d)(e)	8,447	8,447
(PRIME 1 month + 5.50%), 13.49%, 6/1/2026‡ (d)(e)	23,687	23,686
Hexion Holdings Corp., Term Loan B — First Lien (SOFR 1 month + 4.00%), 8.45%, 3/15/2029 (b)	2,992,500	2,997,886
		3,505,667
Communications Equipment — 0.4%
SonicWall US Holdings Inc., Initial Term Loan — Second Lien (SOFR 3 month + 7.50%), 11.98%, 5/18/2026	3,855,000	3,610,207

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Construction & Engineering — 0.4%
Construction Partners, Inc., Closing Date Loan — First Lien (SOFR 1 month + 2.50%), 6.84%, 11/3/2031	1,000,000	1,006,880
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Closing Date Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.44%, 12/15/2028‡ (c)(1)(d)(e)	951,712	927,920
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.81%, 12/15/2028‡ (d)(e)	644,281	628,174
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 12/15/2028‡ (d)(e)	45,042	43,915
TriStrux, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor, 2.00% PIK), 12.48%, 12/23/2026‡ (c)(1)(d)(e)	316,929	237,679
TriStrux, LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor, 2.00% PIK), 12.75%, 12/23/2026‡ (c)(1)(d)(e)	898,788	674,091
TriStrux, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor, 2.00% PIK), 12.48%, 12/23/2026‡ (d)(e)	316,386	237,289
		3,755,948
Distributors — 0.2%
Highline Aftermarket Acquisition, LLC, 2024-1 Refinancing Term Loan — First Lien (SOFR 1 month + 4.00%), 8.36%, 11/9/2027‡	923,546	931,627
Project Castle, Inc. (Material Handling Systems Inc./MHS/Deliver Buyer) , Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 9.76%, 6/1/2029	948,037	831,666
(PRIME 3 month + 4.50%), 12.00%, 6/1/2029	49,412	43,346
		1,806,639
Diversified Chemicals — 1.0%
Project Cloud Holdings, LLC (AgroFresh Inc.), 2024-1 Incremental Term Loan (USD) — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.71%, 3/31/2029‡ (d)(e)	2,921,327	2,848,293

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Diversified Chemicals — 1.0% (continued)
Project Cloud Holdings, LLC (AgroFresh Inc.), Initial USD Term Loan Retired 03/27/2024 — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.92%, 3/31/2029‡ (c)(1)(d)(e)	5,128,092	4,999,890
Project Cloud Holdings, LLC (AgroFresh Inc.), Replacement Revolver — First Lien (SOFR 1 month + 6.25%), 10.71%, 3/31/2029‡ (d)(e)	568,869	554,648
		8,402,831
Diversified Metals & Mining — 1.0%
Form Technologies (Dynacast), Last Out Term Loan — First Lien (SOFR 3 month + 9.25%, 1.00% Floor), 13.86%, 10/22/2025‡ (c)(1)	281,278	274,246
Form Technologies (Dynacast), Term B Loan — First Lien (SOFR 3 month + 4.75%, 1.00% Floor), 9.36%, 7/22/2025 (c)(1)	320,134	315,331
Mid-State Machine and Fabricating Corp., Term Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.86%, 6/21/2029‡ (c)(1)(d)(e)	7,645,833	7,588,490
		8,178,067
Diversified Support Services — 0.5%
AMCP Clean Acquisition Co., LLC (PureStar), 2024 Incremental Delayed Draw Term Loan — First Lien (SOFR 1 month + 4.75%), 9.12%, 6/15/2028‡ (d)	240,000	240,900
AMCP Clean Acquisition Co., LLC (PureStar), Amendment No.1 Refinancing Term Loan — First Lien (SOFR 3 month + 4.75%, 0.50% Floor), 9.08%, 6/15/2028‡ (c)(1)(d)	4,411,111	4,427,652
		4,668,552
Education Services — 1.6%
Cengage Learning, Inc., 2024 Refinancing Term Loan — First Lien (SOFR 1 month + 3.50%), 7.96%, 3/24/2031	2,985,000	3,004,194
Point Quest Acquisition, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%), 10.12%, 8/14/2028‡ (d)(e)	1,121,089	1,118,286
Point Quest Acquisition, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.21%, 8/14/2028‡ (c)(1)(d)(e)	7,513,528	7,494,745

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Education Services — 1.6% (continued)
Point Quest Acquisition, LLC, Revolving Credit Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.16%, 8/14/2028‡ (d)(e)	781,341	779,388
Point Quest Acquisition, LLC, Sixth Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.08%, 8/14/2028‡ (d)(e)	1,440,678	1,437,076
		13,833,689
Electrical Components & Equipment — 0.7%
Energy Acquisition (ECI), Closing Date Term Loan — First Lien (SOFR 6 month + 6.50%, 2.00% Floor), 11.28%, 5/10/2029‡ (c)(1)(d)(e)	6,289,117	6,194,780
Electronic Equipment & Instruments — 0.2%
VeriFone Systems, Inc., Initial Term Loan — First Lien (SOFR 3 month + 4.00%), 8.78%, 8/20/2025	1,984,224	1,866,758
Electronic Manufacturing Services — 1.3%
Creation Technologies Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.35%, 10/5/2028 (c)(2)	4,949,239	4,868,814
Natel Engineering Co., Inc., Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.70%, 4/30/2026 (c)(1)	6,800,386	6,437,687
		11,306,501
Environmental & Facilities Services — 1.0%
SR Landscaping, LLC, Amendment No. 1 Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.90%, 10/30/2029‡ (d)(e)	296,577	295,835
SR Landscaping, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.90%, 10/30/2029‡ (c)(1)(d)(e)	2,681,722	2,675,017
SR Landscaping, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.90%, 10/30/2029‡ (d)(e)	890,629	888,403

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Environmental & Facilities Services — 1.0% (continued)
SR Landscaping, LLC, Revolving Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.92%, 10/30/2029‡ (d)(e)	155,788	155,399
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Closing Date Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.16%, 7/12/2030‡ (c)(1)(d)(e)	4,977,778	4,903,111
		8,917,765
Financial Exchanges & Data — 0.8%
Priority Holdings, LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.75%), 9.15%, 5/16/2031 (c)(2)	7,001,199	7,025,248
Footwear — 0.1%
SHO Holding I Corp., Tranche A Term Loan — First Lien (SOFR 1 month + 6.50%), 11.17%, 6/30/2029‡ (d)(e)	541,586	541,586
Health Care Distributors — 0.5%
Prescott's Inc., Term Loan — First Lien (SOFR 3 month + 5.00%), 9.32% 12/30/2030‡ (c)(1)(d)(e)	4,062,712	4,017,006
Health Care Facilities — 2.6%
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.66%, 6/8/2029‡ (c)(1)(d)(e)	1,798,113	1,780,132
Crisis Prevention Institute Inc., 2024 Refinancing Term Loan — First Lien (SOFR 3 month + 4.00%, 0.50% Floor), 8.39%, 4/9/2031‡ (b)(c)(2)	3,547,849	3,570,023
Hanger, Inc., Initial Term Loan — First Lien (SOFR 1 month + 3.50%), 7.86%, 10/23/2031	418,013	422,663
LifePoint Health, Inc. (aka RegionalCare Hospital Partners), 2024-1 Refinancing Term Loan — First Lien (SOFR 3 month + 3.75%), 8.41%, 5/17/2031 (c)(2)	4,975,031	4,998,886
LifePoint Health, Inc. (aka RegionalCare Hospital Partners), 2024-2 Refinancing Term Loan — First Lien (SOFR 3 month + 3.50%), 7.96%, 5/17/2031 (b)(c)(2)	3,354,124	3,365,662
Quorum Health Resources (QHR), 2023 Incremental Term Loan — First Lien (SOFR 1 month + 5.25%), 9.92%, 5/28/2027‡ (c)(1)(d)(e)	1,975,000	1,955,250
Quorum Health Resources (QHR), Specified Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.25%), 9.71%, 5/28/2027‡ (c)(1)(d)(e)	1,975,000	1,955,250

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Health Care Facilities — 2.6% (continued)
Quorum Health Resources (QHR), Term Loan — First Lien (SOFR 6 month + 5.25%, 1.00% Floor), 9.93%, 5/28/2027‡ (c)(1)(d)(e)	1,043,596	1,033,160
Southern Veterinary Partners, LLC, 2024-3 New Term Loan — First Lien (SOFR 3 month + 3.25%), 7.71%, 12/4/2031	3,000,000	3,024,945
		22,105,971
Health Care Services — 14.8%
Anne Arundel Dermatology Management, LLC, DDTL A — First Lien (SOFR 3 month + 2.75%, 1.00% Floor, 4.25% PIK), 11.48%, 10/16/2025‡ (c)(1)(d)(e)	116,824	103,960
Anne Arundel Dermatology Management, LLC, DDTL B — First Lien (SOFR 3 month + 2.75%, 1.00% Floor, 4.25% PIK), 11.75%, 10/16/2025‡ (c)(1)(d)(e)	197,886	176,118
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien (SOFR 3 month + 2.75%, 1.00% Floor, 4.25% PIK), 11.75%, 10/16/2025‡ (d)(e)	557,254	495,956
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien (SOFR 3 month + 2.75%, 1.00% Floor, 4.25% PIK), 11.48%, 10/16/2025‡ (c)(1)(d)(e)	1,927,840	1,715,778
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.23%, 9/29/2028‡ (c)(1)(d)(e)	1,216,129	1,216,129
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.23%, 9/29/2028‡ (c)(1)(d)(e)	2,884,676	2,884,676
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.23%, 9/29/2028‡ (d)(e)	331,251	331,251
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.98%, 12/20/2027‡ (d)(e)	904,709	882,092

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Health Care Services — 14.8% (continued)
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.25%, 12/20/2027‡ (c)(1)(d)(e)	2,082,558	2,030,494
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 12/20/2027‡ (c)(1)(d)(e)	4,694,150	4,600,267
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 12/20/2027‡ (d)(e)	187,500	183,750
CC Amulet Management, LLC (Children's Choice), Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.78%, 8/31/2027‡ (d)(e)	306,694	306,694
CC Amulet Management, LLC (Children's Choice), Revolving Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.81%, 8/31/2026‡ (d)(e)	41,545	41,545
CC Amulet Management, LLC (Children's Choice), Second Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.67%, 8/31/2027‡ (d)(e)	1,912,643	1,912,643
CC Amulet Management, LLC (Children's Choice), Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.83%, 8/31/2027‡ (c)(1)(d)(e)	3,295,766	3,295,766
Civitas Solutions Inc. (National Mentor Holding), Initial Term Loan — Second Lien (SOFR 3 month + 7.25%, 0.75% Floor), 11.68%, 3/2/2029	9,386,585	8,975,922
Community Based Care Acquisition, Inc., Delayed Draw Tranche A Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.68%, 9/16/2027‡ (c)(1)(d)(e)	892,023	892,023
Community Based Care Acquisition, Inc., Delayed Draw Tranche B Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.93%, 9/30/2027‡ (d)(e)	993,409	993,409

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Health Care Services — 14.8% (continued)
Community Based Care Acquisition, Inc., Delayed Draw Tranche C Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.93%, 9/30/2027‡ (d)(e)	870,571	870,571
Community Based Care Acquisition, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.68%, 9/16/2027‡ (c)(1)(d)(e)	2,200,244	2,200,244
Dermatology Intermediate Holdings III, Inc. (Forefront), Term B-1 Loan — First Lien (SOFR 3 month + 5.50%, 0.50% Floor), 10.09%, 3/30/2029	5,458,750	5,367,753
Elevate HD Parent, Inc., Delayed Draw Term Loan A — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.46%, 8/20/2029‡ (d)(e)	74,750	74,750
Elevate HD Parent, Inc., Delayed Draw Term Loan B — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.46%, 8/20/2029‡ (d)(e)	167,917	167,917
Elevate HD Parent, Inc., Initial Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.46%, 8/20/2029‡ (c)(1)(d)(e)	3,209,375	3,209,375
Endo1 Partners, LLC, Seventh Amendment DDTL — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.86%, 3/24/2026‡ (c)(1)(d)(e)	7,942,857	7,942,858
Endo1 Partners, LLC, Third Amendment DDTL — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.86%, 3/24/2026‡ (c)(1)(d)(e)	1,795,690	1,795,690
Epic Staffing Group (Cirrus/Tempus/Explorer Investor), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 0.50% Floor), 10.51%, 6/28/2029‡ (d)	4,889,511	4,547,245
First Steps Recovery Acquisition, LLC (True North Detox), Initial Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.61%, 3/29/2030‡ (c)(1)(d)(e)	3,098,209	3,036,245
First Steps Recovery Acquisition, LLC (True North Detox), Revolving Credit Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.58%, 3/29/2030‡ (d)(e)	356,757	349,622

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Health Care Services — 14.8% (continued)
Gen4 Dental Partners Opco, LLC, Initial Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.56%, 5/13/2030‡ (c)(1)(d)(e)	5,472,500	5,308,325
Houseworks Holdings, Fourth Amendment Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.76%, 12/15/2028‡ (c)(1)(d)(e)	2,643,339	2,643,339
Houseworks Holdings, Revolving Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 6.75%, 12/15/2028‡ (d)(e)	18,800	18,800
(PRIME 3 month + 4.25%), 11.75%, 12/15/2028‡ (d)(e)	53,408	53,408
Houseworks Holdings, Third Amendment Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.76%, 12/15/2028‡ (d)(e)	223,901	223,901
Houseworks Holdings, Third Amendment Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.76%, 12/15/2028‡ (c)(1)(d)(e)	1,674,812	1,674,812
In Vitro Sciences, LLC (New IVS Holdings, LLC), Closing Date Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 10.47%, 2/28/2029‡ (c)(1)(d)(e)	8,107,330	7,823,574
In Vitro Sciences, LLC (New IVS Holdings, LLC), Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 10.47%, 2/28/2029‡ (c)(1)(d)(e)	2,064,327	1,992,076
IPM MSO Management, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.24%, 6/17/2026‡ (c)(1)(d)(e)	789,823	785,874
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.24%, 6/17/2026‡ (c)(1)(d)(e)	94,817	94,343
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien (SOFR 3 month + 6.50%), 11.24%, 6/17/2026‡ (c)(1)(d)(e)	217,196	216,110
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.65%, 12/6/2027‡ (c)(1)(d)(e)	573,831	556,616

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Health Care Services — 14.8% (continued)
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.65%, 12/6/2027‡ (c)(1)(d)(e)	1,712,446	1,661,072
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien (SOFR 1 month + 6.00%, 1.00% Floor), 10.63%, 12/6/2027‡ (d)(e)	439,157	425,982
LMSI Buyer, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.23%, 10/25/2027‡ (c)(1)(d)(e)	2,144,642	2,015,963
LMSI Buyer, LLC, Revolving Credit Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.33%, 10/25/2027‡ (d)(e)	390,516	367,085
Medrina, LLC, Initial Term Loan — First Lien (SOFR 6 month + 6.00%, 1.00% Floor), 10.44%, 10/20/2029‡ (c)(1)(d)(e)	5,451,882	5,451,882
Monarch Behavioral Therapy, LLC, Closing Date Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.36%, 6/6/2030‡ (c)(1)(d)(e)	9,620,240	9,548,088
Monarch Behavioral Therapy, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.39%, 6/6/2030‡ (d)(e)	618,596	613,957
Monarch Behavioral Therapy, LLC, Revolving Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.34%, 6/6/2030‡ (d)(e)	58,659	58,219
NAPA Management Services Corp., Initial Term Loan — First Lien (SOFR 1 month + 5.25%, 0.75% Floor), 9.71%, 2/23/2029 (b)(c)(1)	1,824	1,706
Neon Maple Purchaser Inc. (Nuvie), Tranche B-1 Term Loan — First Lien (SOFR 1 month + 3.00%), 7.44%, 11/17/2031 (b)	6,000,000	6,019,710
NSM Top Holdings Corp. (National Seating & Mobility Inc.), Amendment No. 6 Incremental Term Loan — First Lien (SOFR 3 month + 5.25%), 9.68%, 5/14/2029 (b)(c)(2)	2,999,991	3,037,491
Physician Partners, LLC, Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.50%), 10.09%, 12/22/2028‡	1,985,000	942,875

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Health Care Services — 14.8% (continued)
US Fertility Enterprises, LLC, Initial Term Loan — First Lien (SOFR 6 month + 4.50%), 8.78%, 10/11/2031‡ (b)	2,137,417	2,158,802
Visante Acquisition, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor), 10.34%, 1/31/2030‡ (c)(1)(d)(e)	4,952,144	4,952,144
Women's Care Holdings, Inc., Initial Term Loan — First Lien (SOFR 3 month + 4.50%, 0.75% Floor), 9.19%, 1/15/2028	1,994,832	1,911,717
Women's Care Holdings, Inc., Initial Term Loan — Second Lien (SOFR 3 month + 8.25%, 0.75% Floor), 12.94%, 1/12/2029 (c)(1)	5,701,232	5,088,349
		126,246,963
Health Care Supplies — 0.8%
Journey Personal Care (Domtar Corp.), Term B Loan — First Lien (SOFR 1 month + 3.75%), 8.34%, 3/1/2028 (b)(c)(2)	4,965,316	4,976,165
LifeScan Global Corp., Initial Term Loan — First Lien (SOFR 3 month + 6.50%, 1.00% Floor), 11.12%, 12/31/2026 (c)(1)	5,597,799	1,959,229
		6,935,394
Health Care Technology — 1.8%
AG Parent Holdings LLC (ArisGlobal), Initial Term Loan — First Lien (SOFR 3 month + 5.00%), 9.78%, 7/31/2026‡ (c)(1)	5,811,835	5,492,184
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien (SOFR 3 month + 6.75%), 11.08%, 4/1/2029‡ (c)(1)(d)(e)	7,043,548	7,043,548
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Initial Term Loan — First Lien (SOFR 6 month + 6.50%, 1.00% Floor), 11.74%, 1/8/2029‡ (c)(1)(d)(e)	2,801,411	2,801,411
		15,337,143
Heavy Electrical Equipment — 1.2%
APS Acquisition Holdings, LLC, Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.08%, 7/11/2029‡ (c)(1)(d)(e)	6,215,562	6,122,329

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Heavy Electrical Equipment — 1.2% (continued)
Arcline FM Holding, LLC (Fairbanks), 2024-2 New Term Loan — First Lien (SOFR 6 month + 4.50%), 9.26%, 6/23/2028 (b)(c)(2)	4,419,227	4,451,443
		10,573,772
Highways & Railtracks — 0.4%
Patriot Rail Co., LLC (NA Rail), Tranche B-2 Term Loan — First Lien (SOFR 3 month + 4.00%, 0.25% Floor), 8.59%, 10/19/2026 (c)(1)(d)	2,961,135	3,000,000
Home Furnishings — 0.3%
Dorel Industries Inc., First Out Term Loan — First Lien (SOFR 3 month + 8.30%, 2.00% Floor), 12.80%, 12/8/2026‡ (d)(e)	2,905,061	2,905,061
Home Improvement Retail — 0.7%
Air Conditioning Specialist, Inc., Closing Date Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.99%, 11/19/2029‡ (c)(1)(d)(e)	5,034,833	5,009,659
Air Conditioning Specialist, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.01%, 11/19/2029‡ (d)(e)	832,259	828,097
		5,837,756
Hotels, Resorts & Cruise Lines — 0.8%
Stats, LLC (Peak Jersey Holdco Ltd.), Term Loan — First Lien (SOFR 3 month + 5.25%), 10.03%, 7/10/2026 (c)(1)(c)(2)	7,110,869	7,033,112
Household Products — 0.2%
Lash OpCo, LLC, Initial Term Loan — First Lien (SOFR 3 month + 2.65%, 1.00% Floor, 5.10% PIK), 12.44%, 3/18/2026‡ (c)(1)(d)(e)	1,984,036	1,847,567
Human Resource & Employment Services — 1.5%
Danforth Global, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 6.25%, 12/9/2027‡ (d)(e)	684,448	675,892
Danforth Global, Inc., First Amendment Additional Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.76%, 12/9/2027‡ (c)(1)(d)(e)	966,877	954,791

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Human Resource & Employment Services — 1.5% (continued)
Danforth Global, Inc., Fourth Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.76%, 12/9/2027‡ (c)(1)(d)(e)	1,917,050	1,893,087
Danforth Global, Inc., Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.58%, 12/9/2027‡ (c)(1)(d)(e)	1,229,277	1,213,911
Danforth Global, Inc., Revolving Credit Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.84%, 12/9/2027‡ (d)(e)	83,333	82,292
Danforth Global, Inc., Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.77%, 12/9/2027‡ (c)(1)(d)(e)	7,246,236	7,155,658
Triple Crown Consulting, Term A Loan — First Lien (SOFR 1 month + 6.25%, 1.50% Floor), 10.71%, 6/2/2028‡ (c)(1)(d)(e)	1,102,808	964,957
		12,940,588
Industrial Machinery — 2.4%
Crown Equipment Corp., Initial Term B Loan — First Lien (SOFR 1 month + 2.50%), 6.94%, 10/10/2031	3,000,000	3,024,375
Dynamo US Bidco Inc. (Innomotics), Facility B (USD) — First Lien (SOFR 6 month + 4.00%), 8.25%, 9/30/2031‡ (b)(c)(2)	250,000	252,812
Goat Holdco LLC (Barnes Group), Term Loan — First Lien 12/10/2031 (b)	2,000,000	2,004,000
Kenan Advantage Group, Inc., The, U.S. Term B-4 Loan — First Lien (SOFR 1 month + 3.25%), 7.82%, 1/25/2029 (b)(c)(2)	4,858,625	4,895,089
Nvent Thermal LLC, Term Loan B USD — First Lien 9/12/2031 (b)	2,000,000	2,024,380
Vertical Midco (Thyssenkrupp Elevator), Facility B2 (USD) — First Lien (SOFR 6 month + 3.50%, 0.50% Floor), 8.59%, 4/30/2030	7,980,000	8,047,870
		20,248,526

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Insurance Brokers — 2.8%
Amynta Agency Borrower Inc. (Amynta Warranty Borrower Inc.), 2024 Refinancing Term Loan — 12/24 — First Lien (SOFR 1 month + 3.00%), 7.34% 12/29/2031 (b)(c)(2)	1,995,000	1,997,135
Newcleus, LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 8/2/2026‡ (c)(1)(d)(e)	1,217,387	1,144,277
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 3 Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 12/2/2025‡ (c)(1)(d)(e)	1,930,000	1,833,500
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 12/2/2025‡ (c)(1)(d)(e)	760,639	722,607
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.48%, 12/2/2025‡ (c)(1)(d)(e)	1,135,341	1,078,574
Ryan Specialty Group, LLC, 2024 Term Loan — First Lien (SOFR 1 month + 2.25%), 6.61%, 9/15/2031 (b)(c)(2)	2,000,000	2,010,000
The Mutual Group, LLC, Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.58%, 1/31/2030‡ (c)(1)(d)(e)	4,845,779	4,773,093
Tricor, LLC, Amendment No. 4 Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%), 9.65%, 10/22/2026‡ (d)(e)	1,434,205	1,430,620
Tricor, LLC, Amendment No.3 Incremental Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.46%, 10/22/2026‡ (c)(1)(d)(e)	1,822,433	1,817,876
Tricor, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.53%, 10/22/2026‡ (c)(1)(d)(e)	717,519	715,725
Tricor, LLC, Revolving Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.46%, 10/22/2026‡ (d)(e)	86,538	86,322
Tricor, LLC, Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.46%, 10/22/2026‡ (c)(1)(d)(e)	1,908,702	1,903,930

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Insurance Brokers — 2.8% (continued)
XPT Partners, LLC, Term Loan — First Lien (SOFR 1 month + 5.50%), 10.19%, 9/13/2028‡ (c)(1)(d)(e)	4,284,240	4,219,976
		23,733,635
Integrated Telecommunication Services — 0.9%
Guardian US Holdco LLC (Intrado Corp.), Initial Term Loan — First Lien (SOFR 3 month + 3.50%), 7.83%, 1/31/2030 (b)(c)(2)	4,987,437	5,003,896
NEP Group, Inc., Extended Initial Dollar Term Loan — First Lien (SOFR 1 month + 3.25%, 1.00% Floor, 1.50% PIK), 9.22%, 8/19/2026	3,003,511	2,752,593
		7,756,489
Interactive Media & Services — 0.6%
Ingenio LLC, First Amendment Term Loan — First Lien (SOFR 1 month + 7.00%, 1.00% Floor), 11.65%, 8/3/2026‡ (c)(1)(d)(e)	3,872,273	3,717,382
Ingenio LLC, Term Loan — First Lien (SOFR 1 month + 7.00%, 1.00% Floor), 11.65%, 8/3/2026‡ (c)(1)(d)(e)	1,248,654	1,198,708
		4,916,090
Internet & Direct Marketing Retail — 1.9%
Everlane, Inc., Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor), 11.03%, 3/31/2025‡ (d)(e)	3,750,000	3,750,000
Kobra International, Ltd. (d/b/a Nicole Miller), Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.80%, 5/17/2027‡ (d)(e)	7,201,441	7,201,441
Stubhub Holdco Sub, LLC (Pug), Extended USD Term B Loan — First Lien (SOFR 1 month + 4.75%), 9.11%, 3/15/2030 (b)(c)(2)	3,084,010	3,095,575
Sweetwater Borrower LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 8.72%, 8/7/2028‡	2,469,873	2,485,309
		16,532,325
Internet Services & Infrastructure — 1.0%
Blackhawk Network Holdings, Inc., Additional Term B-1 Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.36%, 3/12/2029	1,125,218	1,140,487

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Internet Services & Infrastructure — 1.0% (continued)
Go Daddy Operating Co., LLC (GD Finance Co, Inc.), Tranche B-7 Term Loan — First Lien (SOFR 1 month + 1.75%), 6.11%, 5/30/2031 (b)(c)(2)	4,978,759	4,980,328
Technology Partners, LLC (Imagine Software), Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.59%, 11/16/2027‡ (c)(1)(d)(e)	2,269,604	2,269,604
Technology Partners, LLC (Imagine Software), Revolving Credit Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.55%, 11/16/2027‡ (d)(e)	18,670	18,670
		8,409,089
Investment Banking & Brokerage — 0.6%
Aretec Group Inc. (Cetera Financial Group), Term B-3 Loan — First Lien (SOFR 1 month + 3.50%), 7.98%, 8/9/2030 (b)(c)(2)	4,950,063	4,966,695
IT Consulting & Other Services — 4.3%
Alpine SG, LLC (ASG), February 2023 Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.74%, 11/5/2027‡ (c)(1)(d)(e)	808,574	808,574
Alpine SG, LLC (ASG), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.74%, 11/5/2027‡ (c)(1)(d)(e)	1,350,251	1,350,251
Alpine SG, LLC (ASG), May 2022 Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.74%, 11/5/2027‡ (c)(1)(d)(e)	708,001	708,001
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.74%, 11/5/2027‡ (c)(1)(d)(e)	2,100,523	2,100,523
Alpine X, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.57%, 12/27/2027‡ (c)(1)(d)(e)	597,515	597,515
Alpine X, Fourth Amendment Term Loan — First Lien (SOFR 3 month + 6.00%), 10.57%, 12/27/2027‡ (c)(1)(d)(e)	85,904	85,904
Alpine X, Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.57%, 12/27/2027‡ (d)(e)	112,621	112,621

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
IT Consulting & Other Services — 4.3% (continued)
Alpine X, Second Amendment Incremental Revolving Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.85%, 12/27/2027‡ (d)(e)	52,857	52,857
Alpine X, Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.57%, 12/27/2027‡ (c)(1)(d)(e)	980,000	980,000
Alpine X, Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.57%, 12/27/2027‡ (c)(1)(d)(e)	926,733	926,733
Argano, LLC, Initial Term Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 10.15%, 9/13/2029‡ (c)(1)(d)(e)	6,360,870	6,233,652
Asurion, LLC, New B-11 Term Loan — First Lien (SOFR 1 month + 4.25%), 8.77%, 8/19/2028 (c)(2)	4,937,186	4,947,776
Asurion, LLC, New B-8 Term Loan — First Lien (SOFR 1 month + 5.50%), 7.72%, 12/23/2026	2,498,008	2,499,170
Eliassen Group, LLC, Initial Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 10.30%, 4/14/2028‡ (d)(e)	172,417	170,261
Eliassen Group, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 10.08%, 4/14/2028‡ (c)(1)(d)(e)	2,389,444	2,359,576
Inflexionpoint LLC (fka Automated Control Concepts), Term Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 10.09%, 10/22/2026‡ (c)(1)(d)(e)	2,236,198	2,236,198
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A Term Loan — First Lien (SOFR 6 month + 6.50%, 1.00% Floor), 11.03%, 7/1/2025‡ (c)(1)(d)(e)	1,497,114	1,437,230
Unified Patents, LLC, Term Loan — First Lien (SOFR 6 month + 5.00%), 9.28%, 12/23/2029‡ (c)(1)(d)(e)	9,152,542	9,083,898
		36,690,740
Leisure Facilities — 0.5%
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.68%, 7/27/2028‡ (d)(e)	1,248,434	1,239,071

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Leisure Facilities — 0.5% (continued)
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.74%, 7/27/2028‡ (c)(1)(d)(e)	2,876,727	2,855,152
		4,094,223
Leisure Products — 0.2%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Initial Dollar Term Loan — First Lien (SOFR 6 month + 4.50%), 8.85%, 2/19/2026 (b)(c)(2)	1,299,714	1,298,089
Life Sciences Tools & Services — 0.6%
VCR Buyer, Inc. (Velocity Clinical Research), Facility B1 — First Lien (SOFR 3 month + 7.50%, 1.00% Floor, 1.00% PIK), 12.85%, 4/28/2028‡ (c)(1)(d)(e)	4,973,074	4,600,093
VCR Buyer, Inc. (Velocity Clinical Research), Revolving Credit Facility — First Lien (SOFR 3 month + 6.50%, 1.00% Floor, 1.00% PIK), 12.97%, 4/28/2027‡ (d)(e)	248,904	230,237
		4,830,330
Managed Health Care — 0.4%
LBH Services, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 0.75% PIK), 11.35%, 3/28/2028‡ (d)(e)	312,904	246,925
LBH Services, LLC, Revolving Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 0.75% PIK), 11.34%, 3/28/2028‡ (d)(e)	768,601	607,179
LBH Services, LLC, Term Loan — First Lien (SOFR 3 month + 5.75%, 1.00% Floor, 0.75% PIK), 11.09%, 3/28/2028‡ (c)(1)(d)(e)	1,495,863	1,181,711
Mamba Purchaser, Inc. (MDVIP), Term Loan B — First Lien 10/16/2028 (b)	1,000,000	1,006,040
		3,041,855
Metal & Glass Containers — 0.6%
Closure Systems International Group Inc. (Canister International Group Inc.), Amendment No.5 Term Loan — First Lien (SOFR 1 month + 3.50%), 7.86%, 3/22/2029 (b)(c)(2)	4,987,500	5,037,400

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Movies & Entertainment — 0.7%
Creative Artists Agency, LLC, 2024 Refinancing Term Loan — First Lien (SOFR 1 month + 2.75%), 7.32%, 10/1/2031 (c)(2)	2,000,000	2,012,080
Liberty Media Corp. (Delta 2 Lux Sarl/Formula One Alpha Topco), Facility B — First Lien (SOFR 3 month + 2.00%), 6.85%, 9/30/2031	1,333,333	1,338,500
Liberty Media Corp. (Delta 2 Lux Sarl/Formula One Alpha Topco), Term Loan — First Lien 9/6/2031 (b)	666,667	669,250
UFC Holdings, LLC (fka VGD Merger Sub, LLC (Zuffa)), Incremental Term B-4 Loan — First Lien (SOFR 3 month + 2.25%), 6.77%, 11/21/2031 (b)(c)(2)	2,000,000	2,013,520
		6,033,350
Multi-Sector Holdings — 0.3%
Auxey Bidco Ltd. (Alexander Mann Solutions), Facility B (USD) — First Lien (SOFR 3 month + 6.00%), 10.67%, 6/29/2027‡ (c)(2)(d)	2,970,000	2,899,462
Office Services & Supplies — 0.8%
Equiniti Group PLC (AST/Armor Holdco), Initial Dollar Term Loan — First Lien (SOFR 6 month + 4.50%), 9.03%, 12/11/2028‡ (b)(c)(2)	6,421,644	6,513,955
Oil & Gas Storage & Transportation — 0.2%
Liquid Tech Solutions Holdings, LLC, Term Loan — First Lien (SOFR 3 month + 3.75%), 8.10% 3/20/2028‡ (b)	1,987,500	1,992,469
Packaged Foods & Meats — 0.9%
Aspire Bakeries Holdings LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.25%), 8.82%, 12/23/2030	997,487	1,008,709
Golden State Foods Corp., Term Loan B USD — First Lien (SOFR 3 month + 4.00%), 8.77%, 10/4/2031 (b)	3,428,571	3,463,389
Primary Products Finance LLC, Term Loan B — First Lien 4/2/2029 (b)	3,000,000	3,011,955
		7,484,053

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Paper Packaging — 1.1%
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.06%, 12/17/2027‡ (c)(1)(d)(e)	752,541	741,096
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.06%, 12/17/2027‡ (c)(1)(d)(e)	325,973	321,015
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien (SOFR 6 month + 5.75%), 10.56%, 12/17/2027‡ (c)(1)(d)(e)	471,312	464,144
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.56%, 12/17/2027‡ (c)(1)(d)(e)	2,089,258	2,057,484
Advanced Web Technologies (AWT), Revolving Credit Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.58%, 12/17/2027‡ (d)(e)	66,212	65,219
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.06%, 12/17/2027‡ (c)(1)(d)(e)	1,549,379	1,525,816
Advanced Web Technologies (AWT), Term Loan — First Lien (SOFR 6 month + 5.75%, 1.00% Floor), 10.56%, 12/17/2027‡ (c)(1)(d)(e)	865,519	852,356
Advanced Web Technologies (AWT), Third Requested Incremental Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.84%, 12/17/2027‡ (c)(1)(d)(e)	1,549,257	1,526,018
Golden West Packaging Group LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.25%, 0.75% Floor), 9.79%, 12/1/2027 (d)	2,723,816	2,265,316
		9,818,464
Paper Products — 0.9%
R-Pac International Corp. (Project Radio), First Amendment Incremental Term Loan — First Lien (SOFR 1 month + 6.00%), 10.57%, 12/29/2027‡ (d)(e)	2,373,768	2,350,030
R-Pac International Corp. (Project Radio), Initial Revolving Loan — First Lien (SOFR 1 month + 6.00%, 0.75% Floor), 10.47%, 12/29/2027‡ (d)(e)	124,378	123,135

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Paper Products — 0.9% (continued)
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 0.75% Floor), 10.85%, 12/29/2027‡ (d)(e)	4,862,500	4,813,875
		7,287,040
Pharmaceuticals — 3.5%
Alvogen Pharma US, Inc., June 2022 Loan — First Lien (SOFR 1 month + 7.50%, 1.00% Floor), 11.96%, 6/30/2025	14,736,083	14,054,539
Amneal Pharmaceuticals LLC, 2023 Term Loan B — First Lien (SOFR 1 month + 5.50%), 9.96%, 5/4/2028 (c)(2)	3,111,588	3,206,242
Carestream Health, Inc. (aka Onex), Term Loan — First Lien (SOFR 3 month + 7.50%, 1.00% Floor), 11.93%, 9/30/2027 (c)(1)	4,886,242	3,752,023
Syner-G Intermediate Holdings, LLC, Term Loan — First Lien (SOFR 3 month + 5.00%, 1.00% Floor), 9.35%, 9/17/2030‡ (c)(1)(d)(e)	8,670,659	8,573,114
		29,585,918
Real Estate Development — 1.1%
841 Prudential MOB LLC, Term Loan — First Lien (SOFR 1 month + 6.50%, 2.50% Floor), 11.03%, 10/9/2027‡ (d)(e)	9,837,838	9,690,270
Real Estate Services — 1.2%
Auction.com LLC (fka Ten-X LLC), Term Loan — First Lien (SOFR 6 month + 6.00%, 1.50% Floor), 10.27%, 5/26/2028	981,530	883,377
Avison Young (Canada) Inc., First Out Term Loan — First Lien (SOFR 1 month + 6.25%), 10.70%, 3/12/2028	7,980,000	8,037,376
Avison Young (Canada) Inc., Second-Out Term Loan — First Lien (SOFR 3 month + 8.00%, 2.00% Floor), 12.65%, 3/12/2029 (c)(1)	1,649,947	1,297,500
Avison Young (Canada) Inc., Third-Out Term Loan — First Lien (SOFR 1 month + 8.00%, 2.00% Floor), 12.56%, 3/12/2029‡ (c)(1)	546,039	318,826
		10,537,079

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Research & Consulting Services — 6.9%
Eisner Advisory Group LLC, February 2024 Incremental Term Loan — First Lien (SOFR 1 month + 4.00%, 0.50% Floor), 8.36%, 2/28/2031 (b)(c)(2)	7,983,709	8,084,943
Grant Thornton LLP/Chicago, Initial Term Loan — First Lien 6/2/2031 (b)	12,000,000	12,017,640
Nielsen Consumer, Inc. (NielsenIQ), Ninth Amendment Dollar Refinancing Term Loan — First Lien (SOFR 1 month + 4.75%, 0.50% Floor), 9.21%, 3/6/2028 (c)(2)	2,992,500	3,022,425
Sagebrush Buyer, LLC (Province), Initial Term Loan — First Lien (SOFR 1 month + 5.00%, 1.00% Floor), 9.36%, 7/1/2030‡ (c)(1)(d)(e)	10,073,557	9,922,453
Strategy Corps., LLC, Term Loan — First Lien (SOFR 1 month + 5.25%, 1.00% Floor), 9.61%, 6/28/2030‡ (c)(1)(d)(e)	6,546,053	6,480,592
Teneo Holdings LLC, Initial Term Loan — First Lien (SOFR 1 month + 4.75%, 1.00% Floor), 9.11%, 3/13/2031 (b)(c)(2)	8,000,000	8,083,360
Vaco Holdings LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.00%, 0.75% Floor), 9.48%, 1/21/2029	1,111,356	1,031,710
Zenith American Solutions, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Revolving Loan — First Lien (SOFR 1 month + 5.50%, 1.00% Floor), 9.80%, 7/11/2029‡ (d)(e)	611,933	602,754
Zenith American Solutions, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Term A Loan — First Lien (SOFR 3 month + 5.50%, 1.00% Floor), 9.83%, 7/11/2029‡ (c)(1)(d)(e)	9,975,000	9,825,375
		59,071,252
Security & Alarm Services — 1.6%
LSF12 Crown US Commercial Bidco, LLC (Kidde Global Solutions), Term Loan — First Lien (SOFR 3 month + 4.25%), 8.80%, 12/2/2031	3,000,000	3,000,015
SuperHero Fire Protection, LLC, Closing Date Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.73%, 9/1/2026‡ (c)(1)(d)(e)	1,457,364	1,457,364

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Security & Alarm Services — 1.6% (continued)
SuperHero Fire Protection, LLC, Eighth Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.85%, 9/1/2026‡ (c)(1)(d)(e)	5,882,446	5,882,446
SuperHero Fire Protection, LLC, Revolving Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.93%, 9/1/2026‡ (d)(e)	460,503	460,503
SuperHero Fire Protection, LLC, Second Amendment Incremental Term Loan — First Lien (SOFR 3 month + 6.50%), 10.98%, 9/1/2026‡ (c)(1)(d)(e)	3,046,839	3,046,839
		13,847,167
Specialized Consumer Services — 3.4%
Belron Finance US LLC, 2031 Dollar Incremental Term Loan — First Lien (SOFR 3 month + 2.75%), 7.27%, 10/16/2031 (b)(c)(2)	2,992,500	3,024,774
Case Works, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.65%, 10/1/2029‡ (d)(e)	482,759	476,386
Case Works, LLC, Revolving Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.65%, 10/1/2029‡ (d)(e)	205,172	202,464
(PRIME 3 month + 4.25%), 11.75%, 10/1/2029‡ (d)(e)	36,207	35,729
Case Works, LLC, Term Loan — First Lien (SOFR 3 month + 5.25%, 1.00% Floor), 9.58%, 10/1/2029‡ (c)(1)(d)(e)	5,038,793	4,972,281
Frontdoor Inc., Term Loan B — First Lien (SOFR 1 month + 2.25%), 6.62%, 12/16/2031‡	1,500,000	1,507,500
LaserAway Intermediate Holdings II, LLC, Initial Term Loan — First Lien (SOFR 3 month + 5.75%, 0.75% Floor), 10.66%, 10/14/2027‡ (c)(1)(d)(e)	4,096,158	4,096,158
Mammoth Holdings, LLC, Delayed Draw Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.54%, 11/15/2030‡ (d)(e)	909,091	881,818
Mammoth Holdings, LLC, Initial Term Loan — First Lien (SOFR 3 month + 6.00%, 1.00% Floor), 10.33%, 11/15/2030‡ (c)(1)(d)(e)	3,600,000	3,492,000

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Specialized Consumer Services — 3.4% (continued)
Owl Vans, LLC, Term Loan — First Lien (SOFR 1 month + 5.25%), 9.61% 12/31/2030‡ (c)(1)(d)(e)	3,072,000	3,031,450
Reedy Industries Inc. (Thermostat Purchaser), Initial Term B-1 Loan — First Lien (SOFR 3 month + 4.25%), 9.00%, 8/31/2028	7,371,796	7,431,729
		29,152,289
Specialized Finance — 3.4%
Ahead DB Holdings, LLC, Term B-3 Loan — First Lien (SOFR 3 month + 3.50%, 0.75% Floor), 7.83%, 2/1/2031 (b)(c)(2)	4,978,759	5,019,212
Apex Group Treasury LLC, 2024 Refinancing Term Loan — First Lien (SOFR 6 month + 4.00%), 9.08%, 7/27/2028 (b)(c)(2)	4,978,759	5,030,638
iLending LLC, Term Loan — First Lien (SOFR 1 month + 6.50%, 1.00% Floor, 2.00% PIK), 13.17%, 6/21/2026‡ (c)(1)(d)(e)	1,169,444	689,907
June Purchaser LLC (Janney Montgomery Scott), JANNEY Term Loan — First Lien (SOFR 3 month + 3.50%), 7.82%, 9/10/2031	1,714,286	1,735,448
Paint Intermediate III LLC (Wesco), Term Loan B 9/24 — First Lien (SOFR 3 month + 3.00%), 7.52%, 10/9/2031	2,000,000	2,014,170
TMA Buyer, LLC, Amendment No 3 Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 11.02%, 9/30/2027‡ (c)(1)(d)(e)	11,000,000	10,972,500
TMA Buyer, LLC, Delayed Draw Term Loan — First Lien (SOFR 1 month + 6.25%, 1.00% Floor), 10.71%, 9/30/2027‡ (d)(e)	144,870	144,508
TMA Buyer, LLC, Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.73%, 9/30/2027‡ (c)(1)(d)(e)	1,216,981	1,213,939
Univar (Windsor Holdings III LLC), 2024 September Dollar Term B Loan — First Lien (SOFR 1 month + 3.50%), 7.86%, 8/1/2030 (b)(c)(2)	1,877,440	1,903,254
		28,723,576

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Specialty Chemicals — 0.5%
Plaze (PLZ Aeroscience), 2021-1 Term Loan — First Lien (SOFR 1 month + 3.75%, 0.75% Floor), 8.22%, 8/3/2026	987,147	904,611
RLG Holdings, LLC, 2022 Incremental Term Loan — First Lien (SOFR 1 month + 5.00%), 9.36%, 7/7/2028 (b)(c)(2)	2,638,030	2,614,116
RLG Holdings, LLC, Closing Date Initial Term Loan — First Lien (SOFR 1 month + 4.25%, 0.75% Floor), 8.72%, 7/7/2028 (b)(c)(2)	907,990	897,208
		4,415,935
Systems Software — 1.6%
AQA Acquisition Holding, Inc. (SmartBear), 2024 Term Loan — First Lien (SOFR 3 month + 4.00%), 8.55%, 3/3/2028 (b)(c)(2)	7,000,000	7,070,000
Condor Merger Sub, Inc. (McAfee), Second Amendment Tranche B-1 Term Loan — First Lien (SOFR 1 month + 3.00%), 7.80% 3/1/2029 (b)(c)(2)	1,831,154	1,835,045
Dragon Buyer Inc. (NCR Digital Banking), Term Loan — First Lien (SOFR 3 month + 3.25%), 7.78%, 9/30/2031 (c)(2)	2,000,000	2,006,660
Flash Charm, Inc. (fka Idera), 2021 Refinancing Loan — Second Lien (SOFR 3 month + 6.75%), 11.47%, 3/2/2029‡	1,341,463	1,306,250
McAfee Enterprise (Magenta Buyer LLC), Super Priority Term Loan — First Lien (SOFR 3 month + 6.25%, 1.00% Floor), 10.84%, 7/27/2028‡ (c)(1)(c)(2)	1,579,521	1,611,609
		13,829,564
Technology Distributors — 0.2%
Modena Buyer LLC (End User Computing), Initial Term Loan — First Lien (SOFR 1 month + 4.50%), 9.04%, 7/1/2031 (c)(2)	2,000,000	1,942,140
Technology Hardware, Storage & Peripherals — 0.5%
TouchTunes Music Group, LLC (TA TT Buyer), Tranche B-1 Term Loan — First Lien (SOFR 3 month + 4.75%), 9.08%, 4/2/2029 (b)(c)(2)	3,901,987	3,918,571

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Textiles — 0.5%
International Textile Group Inc. (Elevate Textiles, Inc.), First Out Term Loan — First Lien (SOFR 3 month + 8.50%), 13.24%, 9/30/2027‡ (b)(c)(2)	2,083,770	2,117,631
International Textile Group Inc. (Elevate Textiles, Inc.), Last Out Term Loan — First Lien (SOFR 3 month + 1.00%, 1.00% Floor, 5.50% PIK), 11.24%, 9/30/2027	2,516,332	1,981,612
		4,099,243
Trading Companies & Distributors — 0.9%
DXP Enterprises, Inc., 2024 Incremental Term Loan — First Lien (SOFR 1 month + 3.75%), 8.11%, 10/11/2030 (b)(c)(2)	1,998,750	2,026,233
Verde Purchaser, LLC, Initial Term Loan — First Lien 11/30/2030 (b)	3,000,000	3,013,125
White Cap Supply Holdings, LLC, Tranche C Term Loan — First Lien (SOFR 1 month + 3.25%), 7.82%, 10/19/2029 (b)(c)(2)	3,000,000	3,009,495
		8,048,853
Trucking — 1.0%
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien (SOFR 3 month + 6.75%, 1.00% Floor, 4.25% PIK), 11.95%, 8/3/2026‡ (c)(1)(d)(e)	3,221,861	3,060,768
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien (SOFR 3 month + 6.75%, 1.00% Floor, 4.25% PIK), 11.95%, 8/3/2026‡ (c)(1)(d)(e)	616,250	585,438
Stonepeak Taurus Lower Holdings LLC (TRAC), Initial Term Loan (Second Lien Term Loan) — Second Lien (SOFR 3 month + 7.00%, 0.50% Floor), 11.43%, 1/28/2030‡	5,000,000	4,600,000
		8,246,206
Water Utilities — 1.0%
Calpine Corp., Term Loan — First Lien 2/27/2032 (b)	3,467,888	3,460,415
Waste Resource Management Inc., Delayed Draw Term Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 10.16%, 12/28/2029‡ (d)(e)	643,565	643,565

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Principal Amount ($)	Value ($)
Water Utilities — 1.0% (continued)
Waste Resource Management Inc., Revolving Credit Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 10.11%, 12/28/2029‡ (d)(e)	31,036	31,036
Waste Resource Management Inc., Term Loan — First Lien (SOFR 1 month + 5.75%, 1.00% Floor), 10.11%, 12/28/2029‡ (c)(1)(d)(e)	4,189,257	4,189,257
		8,324,273
Total Senior Loans (Cost $888,799,720)		873,796,086
Corporate Bonds — 1.9%
Chemicals — 0.5%
Vibrantz Technologies, Inc. 9.00%, 2/15/2030 (f)	5,000,000	4,590,405
Containers & Packaging — 0.7%
Iris Holding, Inc. 10.00%, 12/15/2028 (f)	3,000,000	2,851,276
LABL, Inc. 8.63%, 10/1/2031 (f)	916,000	847,374
Mauser Packaging Solutions Holding Co. 9.25%, 4/15/2027 (f)	2,000,000	2,023,402
		5,722,052
Entertainment — 0.2%
Allen Media LLC 10.50%, 2/15/2028 (f)	3,000,000	1,290,672
Financial Services — 0.1%
Armor Holdco, Inc. 8.50%, 11/15/2029 (f)	1,000,000	1,009,240
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc. 6.00%, 10/15/2032 (f)	1,000,000	964,168
Software — 0.3%
Camelot Finance SA 4.50%, 11/1/2026 (f)	3,000,000	2,915,252
Total Corporate Bonds (Cost $18,335,441)		16,491,789

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Shares	Value ($)
Common Stocks — 1.3%
Broadline Retail — 0.1%
New Insight Holdings, Inc.*	46,068	817,707
Chemicals — 0.0% (g)
A&A Global Imports LLC, Class A*‡ (c)(1)(d)(e)	41	—
Electric Utilities — 0.1%
Frontera Generation Holdings LLC*‡	62,500	500,000
IT Services — 0.9%
Solugenix Corp.*‡ (d)(e)	8,000,000	7,960,000
Media — 0.1%
A-L Parent LLC*‡	13,507	1,013,025
Real Estate Management & Development — 0.1%
Avison Young-Investments LLC (Canada)*‡ (c)(1)	1,236	464
Avison Young-Investments LLC, Preference (Canada)*‡ (c)(1)	1,950,816	731,556
		732,020
Textiles, Apparel & Luxury Goods — 0.0% (g)
International Textile Group, Inc.*	100,072	336,092
Transportation Infrastructure — 0.0% (g)
Limetree Bay Cayman, Ltd., Voting Share*‡ (e)	1,430	14
Total Common Stocks (Cost $9,978,297)		11,358,858
	Number of Warrants
Warrants — 0.0% (g)
Specialty Retail — 0.0% (g)
Xcel Brands, Inc., expiring 12/12/2034*‡ (d)(e) (Cost $30,976)	76,666	31,770

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Investments	Shares	Value ($)
Short-Term Investments — 3.6%
Investment Companies — 3.6%
JP Morgan U.S. Government Money Market Fund, Capital Shares 4.50% (h) (Cost $31,012,558)	31,012,558	31,012,558
Total Investments — 109.0% (Cost $948,156,992)		932,691,061
Credit Facility — (6.9)% (Cost $59,360,672)		(59,360,672)
Liabilities in excess of other assets — (2.1%)		(17,606,372)
Net Assets — 100.0%		855,724,017

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are SOFR (a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market) and the prime rate offered by one or more major U.S. banks ("Prime"). SOFR based contracts may include a credit spread adjustment that is charged in addition to the benchmark rate and the stated spread. SOFR and Prime were utilized as benchmark lending rates for the senior loans at December 31, 2024. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.

(b)  All or a portion of this position has not yet settled as of December 31, 2024. The Fund will not accrue interest on its Senior Loans until the settlement date at which point Prime or SOFR will be established.

(c)(1)  The Ally Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.

(c)(2)  The JPM Credit Facility is secured by a lien on all or a portion of the security. See Note 10 for additional details.

(d)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act. Total value of all such securities at December 31, 2024 amounted to $448,966,277, which represents approximately 52.47% of net assets of the Fund.

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
841 Prudential MOB LLC, Term Loan — First Lien	10/09/24	$9,699,943	$98.50
A&A Global Imports, LLC, Class A	02/15/24	—	—
A&A Global Imports, LLC, First Out Term Loan — First Lien	06/01/21 - 10/19/22	946,072	50.00
A&A Global Imports, LLC, Last Out Term Loan — First Lien	06/01/21 - 10/19/22	1,068,556	—
A&A Global Imports, LLC, New Revolving Loan — First Lien	02/14/24 - 12/10/24	31,401	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
A&R Logistics Holdings, Inc., Tranche 7 Incremental Term Loan — First Lien	07/06/22	$3,207,130	$95.00
A&R Logistics Holdings, Inc., Tranche 9 Incremental Term Loan — First Lien	08/01/22	611,383	95.00
Advanced Web Technologies (AWT), Delayed Draw Term Loan — First Lien	03/14/24 - 07/02/24	751,048	98.48
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan — First Lien	05/09/23	322,567	98.48
Advanced Web Technologies (AWT), First Amendment Delayed Draw Term Loan 2 — First Lien	02/13/24	471,313	98.48
Advanced Web Technologies (AWT), First Requested Incremental Term Loan — First Lien	10/18/22 - 07/02/24	2,074,581	98.48
Advanced Web Technologies (AWT), Revolving Credit Loan — First Lien	07/02/24 - 12/24/24	65,573	98.50
Advanced Web Technologies (AWT), Second Amendment Delayed Draw Term Loan — First Lien	02/13/24 - 07/02/24	1,548,539	98.48
Advanced Web Technologies (AWT), Term Loan — First Lien	02/05/21 - 07/02/24	858,569	98.48
Advanced Web Technologies (AWT), Third Requested Incremental Term Loan — First Lien	07/02/24	1,525,703	98.50
Air Buyer Inc. (Condata Global), Term Loan — First Lien	07/23/24	3,261,694	98.68
Air Conditioning Specialist, Inc., Closing Date Term Loan — First Lien	11/19/24	4,960,269	99.50
Air Conditioning Specialist, Inc., Delayed Draw Term Loan — First Lien	11/29/24	819,997	99.50
Alpine SG, LLC (ASG), February 2023 Term Loan — First Lien	02/03/23	793,119	100.00
Alpine SG, LLC (ASG), Initial Term Loan — First Lien	11/05/21	1,337,836	100.00
Alpine SG, LLC (ASG), May 2022 Term Loan — First Lien	05/13/22	698,918	100.00
Alpine SG, LLC (ASG), November 2021 Term Loan — First Lien	11/24/21	2,073,374	100.00
Alpine X, Delayed Draw Term Loan — First Lien	05/09/23	594,264	100.00
Alpine X, Fourth Amendment Term Loan — First Lien	12/15/23	84,189	100.00
Alpine X, Revolving Loan — First Lien	12/27/21 - 07/18/24	111,191	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Alpine X, Second Amendment Incremental Revolving Loan — First Lien	09/16/22 - 07/18/24	$51,985	$100.00
Alpine X, Second Amendment Incremental Term Loan — First Lien	09/16/22	962,507	100.00
Alpine X, Term Loan — First Lien	12/27/21	916,378	100.00
AMCP Clean Acquisition Co., LLC (PureStar), 2024 Incremental Delayed Draw Term Loan — First Lien	12/19/24	238,806	100.38
AMCP Clean Acquisition Co., LLC (PureStar), Amendment No.1 Refinancing Term Loan — First Lien	02/27/24	4,354,550	100.37
Anne Arundel Dermatology Management, LLC, DDTL A — First Lien	03/14/22	116,824	88.99
Anne Arundel Dermatology Management, LLC, DDTL B — First Lien	03/14/22	197,886	89.00
Anne Arundel Dermatology Management, LLC, DDTL C — First Lien	11/09/21 - 11/09/23	557,970	89.00
Anne Arundel Dermatology Management, LLC, Restatement Date Term Loan — First Lien	02/05/21 - 03/14/22	1,919,386	89.00
Apella Capital, LLC, Delayed Draw Term Loan — First Lien	08/30/24 - 12/27/24	247,055	99.50
Apella Capital, LLC, First Amendment Delayed Draw Term Loan — First Lien	12/04/24	146,218	99.50
Apella Capital, LLC, First Amendment Term Loan — First Lien	12/04/24	579,130	99.50
Apella Capital, LLC, Initial Term Loan — First Lien	03/01/24	1,242,632	99.50
Apella Capital, LLC, Revolving Loan — First Lien	10/16/24 - 11/19/24	200,000	99.50
Apex Analytix, Inc. (Montana Buyer, Inc.), Initial Term Loan — First Lien	06/15/22	2,602,232	98.00
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien	06/15/22 - 09/26/24	51,514	98.00
AppHub LLC, Delayed Draw Tem Loan — First Lien	10/04/22 - 04/02/24	364,711	100.00
AppHub LLC, June 2024 Delayed Draw Term Loan — First Lien	08/29/24	2,035,653	100.00
AppHub LLC, Term Loan — First Lien	09/29/22	2,624,886	100.00
Apryse Software Corp. (PDFTron), 2024 Refinancing Term Loan — First Lien	07/19/22 - 01/24/24	6,595,846	100.00
APS Acquisition Holdings, LLC, Term Loan — First Lien	07/10/24	6,126,750	98.50

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Argano, LLC, Initial Term Loan — First Lien	09/13/24	$6,239,528	$98.00
Auxey Bidco Ltd. (Alexander Mann Solutions), Facility B (USD) — First Lien	07/26/23 - 06/29/27	2,886,781	97.63
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien	07/01/22 - 11/25/24	1,242,512	99.25
Bandon Fitness Texas, Inc., Initial Term Loan — First Lien	07/27/22	2,848,121	99.25
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Delayed Draw Term Loan — First Lien	02/13/24	1,212,323	100.00
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Initial Term Loan — First Lien	09/30/22	2,856,219	100.00
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien	09/30/22	327,995	100.00
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Delayed Draw Term Loan — First Lien	05/31/24	900,891	97.50
Boston Clinical Trials LLC (Alcanza Clinical Research), Fourth Amendment Term Loan — First Lien	04/19/24	2,056,278	97.50
Boston Clinical Trials LLC (Alcanza Clinical Research), Initial Term Loan — First Lien	12/21/21 - 02/13/24	4,642,975	98.00
Boston Clinical Trials LLC (Alcanza Clinical Research), Revolving Credit Loan — First Lien	05/22/24 - 12/30/24	185,894	98.00
Case Works, LLC, Delayed Draw Term Loan — First Lien	10/01/24	480,610	98.68
Case Works, LLC, Revolving Loan — First Lien	10/01/24 - 10/03/24	238,200	98.68
Case Works, LLC, Term Loan — First Lien	10/01/24	4,975,588	98.68
Catawba Nation Gaming Authority, Term Loan B — First Lien	12/16/24	6,567,000	100.44
CC Amulet Management, LLC (Children's Choice), Delayed Draw Term Loan — First Lien	08/31/21 - 08/09/24	305,825	100.00
CC Amulet Management, LLC (Children's Choice), Revolving Loan — First Lien	12/16/22 - 12/05/24	41,256	100.00
CC Amulet Management, LLC (Children's Choice), Second Amendment Delayed Draw Term Loan — First Lien	08/30/24 - 12/23/24	1,903,512	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
CC Amulet Management, LLC (Children's Choice), Term Loan — First Lien	08/31/21 - 08/09/24	$3,263,388	$100.00
Community Based Care Acquisition, Inc., Delayed Draw Tranche A Term Loan — First Lien	06/15/22	887,467	100.00
Community Based Care Acquisition, Inc., Delayed Draw Tranche B Term Loan — First Lien	09/30/22	982,413	100.00
Community Based Care Acquisition, Inc., Delayed Draw Tranche C Term Loan — First Lien	03/19/24	862,502	100.00
Community Based Care Acquisition, Inc., Initial Term Loan — First Lien	09/16/21	2,174,069	100.00
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Term Loan — First Lien	11/24/21 - 06/09/22	1,783,942	99.00
Danforth Global, Inc., Delayed Draw Term Loan — First Lien	10/24/24	681,287	98.75
Danforth Global, Inc., First Amendment Additional Term Loan — First Lien	12/01/22	955,952	98.75
Danforth Global, Inc., Fourth Amendment Incremental Term Loan — First Lien	08/30/24	1,889,247	98.75
Danforth Global, Inc., Initial Term Loan — First Lien	05/13/22	1,218,023	98.75
Danforth Global, Inc., Revolving Credit Loan — First Lien	10/31/24	82,639	98.75
Danforth Global, Inc., Second Amendment Incremental Term Loan — First Lien	05/24/24	7,154,264	98.75
Dorel Industries Inc., First Out Term Loan — First Lien	12/08/23	2,872,720	100.00
Elevate HD Parent, Inc., Delayed Draw Term Loan A — First Lien	12/01/23	74,434	100.00
Elevate HD Parent, Inc., Delayed Draw Term Loan B — First Lien	08/09/24 - 09/24/24	167,067	100.00
Elevate HD Parent, Inc., Initial Term Loan — First Lien	08/18/23	3,161,330	100.00
Eliassen Group, LLC, Initial Delayed Draw Term Loan — First Lien	03/31/22 - 09/29/23	172,181	98.75
Eliassen Group, LLC, Initial Term Loan — First Lien	08/03/22	2,373,534	98.75
Endo1 Partners, LLC, Seventh Amendment DDTL — First Lien	05/09/23	7,887,376	100.00
Endo1 Partners, LLC, Third Amendment DDTL — First Lien	07/19/22	1,782,452	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Energy Acquisition (ECI), Closing Date Term Loan — First Lien	05/10/24 - 06/18/24	$6,176,461	$98.50
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Fifth Amerndment Term Loan — First Lien	12/20/24	4,397,772	100.00
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Third Amendment Term Loan — First Lien	03/20/23	1,385,545	100.00
Enverus Holdings, Inc., Class A Revolving Credit Loan — First Lien	08/28/24 - 10/29/24	8,608	97.00
Enverus Holdings, Inc., Initial Term Loan — First Lien	12/04/23	3,771,748	100.00
Epic Staffing Group (Cirrus/Tempus/ Explorer Investor), Initial Term Loan — First Lien	06/27/22 - 09/15/23	4,675,419	93.00
Everlane, Inc., Term Loan — First Lien	10/07/22	3,742,078	100.00
First Steps Recovery Acquisition, LLC (True North Detox), Initial Term Loan — First Lien	03/29/24	3,055,610	98.00
First Steps Recovery Acquisition, LLC (True North Detox), Revolving Credit Loan — First Lien	07/19/24	351,713	98.00
Gen4 Dental Partners Opco, LLC, Initial Term Loan — First Lien	05/13/24	5,372,679	97.00
Golden West Packaging Group LLC, Initial Term Loan — First Lien	02/08/24	2,302,915	83.17
Greenway Health, LLC (fka Vitera Healthcare Solutions, LLC), Term Loan — First Lien	12/18/23	6,858,218	100.00
Houseworks Holdings, Fourth Amendment Term Loan — First Lien	05/28/24	2,595,425	100.00
Houseworks Holdings, Revolving Loan — First Lien	09/01/23	70,388	100.00
Houseworks Holdings, Third Amendment Delayed Draw Term Loan — First Lien	08/02/24	219,957	100.00
Houseworks Holdings, Third Amendment Term Loan — First Lien	09/01/23	1,635,688	100.00
Hydrofarm Holdings Group, Inc., Term Loan — First Lien	12/10/21 - 03/18/22	1,148,971	82.00
iLending LLC, Term Loan — First Lien	11/24/21	1,163,932	58.99
In Vitro Sciences, LLC (New IVS Holdings, LLC), Closing Date Term Loan — First Lien	02/29/24 - 07/15/24	7,998,964	96.50

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
In Vitro Sciences, LLC (New IVS Holdings, LLC), Delayed Draw Term Loan — First Lien	02/29/24 - 07/15/24	$2,046,390	$96.50
Inflexionpoint LLC (fka Automated Control Concepts), Term Loan — First Lien	10/22/21 - 05/06/22	2,220,522	100.00
Ingenio LLC, First Amendment Term Loan — First Lien	04/28/22	3,842,823	96.00
Ingenio LLC, Term Loan — First Lien	08/03/21	1,241,315	96.00
IPM MSO Management, LLC, Closing Date Term Loan — First Lien	12/10/21	784,181	99.50
IPM MSO Management, LLC, Delayed Draw Term Loan — First Lien	06/15/22	94,560	99.50
IPM MSO Management, LLC, Second Amendment Term Loan — First Lien	05/10/22	215,399	99.50
Kobra International, Ltd. (d/b/a Nicole Miller), Term Loan — First Lien	05/17/22 - 09/27/24	7,178,092	100.00
LaserAway Intermediate Holdings II, LLC, Initial Term Loan — First Lien	07/27/22 - 09/11/23	4,053,324	100.00
Lash OpCo, LLC, Initial Term Loan — First Lien	02/05/21	1,967,605	93.12
LBH Services, LLC, Delayed Draw Term Loan — First Lien	03/28/22	309,761	78.91
LBH Services, LLC, Revolving Loan — First Lien	03/28/22 - 02/17/23	766,963	79.00
LBH Services, LLC, Term Loan — First Lien	03/28/22	1,483,633	79.00
Lids Holdings, Inc., Initial Term Loan — First Lien	07/12/23	1,280,651	99.25
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Delayed Draw Term Loan — First Lien	02/13/24	573,831	97.00
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Initial Term Loan — First Lien	12/10/21	1,694,474	97.00
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien	01/23/23 - 10/08/24	433,391	97.00
LMSI Buyer, LLC, Initial Term Loan — First Lien	12/10/21 - 11/09/23	2,128,787	94.00
LMSI Buyer, LLC, Revolving Credit Loan — First Lien	10/25/21 - 10/01/24	386,641	94.00
MAG DS Corp., Initial Term Loan — First Lien	02/05/21 - 05/11/23	1,904,503	94.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Mammoth Holdings, LLC, Delayed Draw Term Loan — First Lien	11/14/23 - 08/05/24	$901,069	$97.00
Mammoth Holdings, LLC, Initial Term Loan — First Lien	11/14/23	3,535,682	97.00
Marlin DTC — LS Midco 2, LLC (Clarus Commerce, LLC), 2A Term Loan — First Lien	04/08/21	1,489,906	96.00
Medrina, LLC, Initial Term Loan — First Lien	10/20/23	5,362,030	100.00
Mid-State Machine and Fabricating Corp., Term Loan — First Lien	06/21/24	7,540,268	99.25
Monarch Behavioral Therapy, LLC, Closing Date Term Loan — First Lien	06/06/24	9,486,367	99.25
Monarch Behavioral Therapy, LLC, Delayed Draw Term Loan — First Lien	06/06/24 - 12/30/24	615,576	99.25
Monarch Behavioral Therapy, LLC, Revolving Loan — First Lien	12/30/24	57,926	99.25
Newcleus, LLC, Initial Term Loan — First Lien	08/02/21 - 08/04/21	1,208,610	93.99
Oak Point Partners, LLC, Term Loan — First Lien	12/10/21	2,226,192	100.00
Owl Vans, LLC, Term Loan — First Lien	12/31/24	3,031,468	98.68
Patriot Rail Co., LLC (NA Rail), Tranche B-2 Term Loan — First Lien	10/02/23	2,946,912	101.31
Point Quest Acquisition, LLC, Delayed Draw Term Loan — First Lien	09/03/24	1,116,017	99.75
Point Quest Acquisition, LLC, Initial Term Loan — First Lien	08/12/22 - 05/09/24	7,420,917	99.75
Point Quest Acquisition, LLC, Revolving Credit Loan — First Lien	08/12/22 - 11/14/24	774,013	99.75
Point Quest Acquisition, LLC, Sixth Amendment Delayed Draw Term Loan — First Lien	11/26/24 - 12/20/24	1,434,464	99.75
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 3 Incremental Term Loan — First Lien	05/14/21	1,914,622	95.00
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Delayed Draw Term Loan — First Lien	05/31/22	757,669	95.00
Portfolio Holding, Inc. (Turbo Buyer/PGM), Amendment No. 4 Incremental Term Loan — First Lien	11/15/21	1,124,281	95.00
Prescott's Inc., Term Loan — First Lien	12/30/24	4,017,047	98.87

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Project Cloud Holdings, LLC (AgroFresh Inc.), 2024-1 Incremental Term Loan (USD) — First Lien	03/27/24	$2,863,933	$97.50
Project Cloud Holdings, LLC (AgroFresh Inc.), Initial USD Term Loan Retired 03/27/2024 — First Lien	02/13/24	5,035,759	97.50
Project Cloud Holdings, LLC (AgroFresh Inc.), Replacement Revolver — First Lien	03/27/24 - 06/24/24	556,663	97.50
Quorum Health Resources (QHR), 2023 Incremental Term Loan — First Lien	06/30/23	1,949,335	99.00
Quorum Health Resources (QHR), Specified Delayed Draw Term Loan — First Lien	02/13/24	1,966,936	99.00
Quorum Health Resources (QHR), Term Loan — First Lien	05/28/21	1,037,009	99.00
Rachel Zoe, Inc., Second Amendment Effective Date Tranche A Loan — First Lien	07/23/24	345,655	100.00
Rachel Zoe, Inc., Tranche A Loan — First Lien	10/11/23	1,069,605	100.00
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Closing Date Term Loan — First Lien	12/15/23	936,969	97.50
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Delayed Draw Term Loan — First Lien	12/15/23	634,404	97.50
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Revolving Loan — First Lien	09/24/24	44,329	97.50
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Initial Term Loan — First Lien	01/08/24	2,760,049	100.00
R-Pac International Corp. (Project Radio), First Amendment Incremental Term Loan — First Lien	10/11/24	2,351,424	99.00
R-Pac International Corp. (Project Radio), Initial Revolving Loan — First Lien	10/28/24 - 11/29/24	122,993	99.00
R-Pac International Corp. (Project Radio), Initial Term Loan — First Lien	11/23/21	4,806,338	99.00
Sagebrush Buyer, LLC (Province), Initial Term Loan — First Lien	07/01/24	9,928,554	98.50
Sapio Sciences, LLC (Jarvis Bidco), Initial Term Loan — First Lien	11/18/22	3,211,958	100.00
SHO Holding I Corp., Tranche A Term Loan — First Lien	04/05/24	539,602	100.00

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Solugenix Corp.	12/16/24	$7,960,000	$1.00
SR Landscaping, LLC, Amendment No. 1 Delayed Draw Term Loan — First Lien	08/20/24 - 09/05/24	295,172	99.75
SR Landscaping, LLC, Closing Date Term Loan — First Lien	10/30/23	2,648,083	99.75
SR Landscaping, LLC, Delayed Draw Term Loan — First Lien	10/30/23	886,960	99.75
SR Landscaping, LLC, Revolving Loan — First Lien	10/30/23 - 10/29/24	153,800	99.75
Strategy Corps., LLC, Term Loan — First Lien	06/28/24	6,464,627	99.00
SuperHero Fire Protection, LLC, Closing Date Term Loan — First Lien	09/01/21 - 06/15/22	1,448,589	100.00
SuperHero Fire Protection, LLC, Eighth Amendment Incremental Term Loan — First Lien	07/12/24 - 09/18/24	5,798,830	100.00
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	09/01/21 - 04/10/24	455,305	100.00
SuperHero Fire Protection, LLC, Second Amendment Incremental Term Loan — First Lien	02/06/23 - 08/31/23	3,010,945	100.00
Syner-G Intermediate Holdings, LLC, Term Loan — First Lien	09/17/24	8,576,618	98.88
Technology Partners, LLC (Imagine Software), Initial Term Loan — First Lien	11/16/21	2,248,432	100.00
Technology Partners, LLC (Imagine Software), Revolving Credit Loan — First Lien	10/25/24	18,471	100.00
The Mutual Group, LLC, Term Loan — First Lien	01/31/24	4,783,468	98.50
TMA Buyer, LLC, Amendment No 3 Term Loan — First Lien	10/21/24	10,766,348	99.75
TMA Buyer, LLC, Delayed Draw Term Loan — First Lien	09/09/22	145,388	99.75
TMA Buyer, LLC, Term Loan — First Lien	09/30/21	1,208,629	99.75
TR Apparel, LLC, Term Loan — First Lien	08/09/23	3,159,137	100.00
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Closing Date Term Loan — First Lien	07/12/24	4,907,269	98.50
Tricor, LLC, Amendment No. 4 Delayed Draw Term Loan — First Lien	12/02/24	1,423,449	99.75
Tricor, LLC, Amendment No.3 Incremental Term Loan — First Lien	07/05/24	1,798,309	99.75

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Tricor, LLC, Delayed Draw Term Loan — First Lien	02/13/24	$717,522	$99.75
Tricor, LLC, Revolving Loan — First Lien	12/23/24	86,207	99.75
Tricor, LLC, Term Loan — First Lien	10/22/21	1,897,867	99.75
Triple Crown Consulting, Term A Loan — First Lien	06/02/23	1,088,984	87.50
TriStrux, LLC, Delayed Draw Term Loan — First Lien	02/13/24	315,883	74.99
TriStrux, LLC, Initial Term Loan — First Lien	12/23/21	892,624	75.00
TriStrux, LLC, Revolving Loan — First Lien	12/23/21	314,308	75.00
Unified Patents, LLC, Term Loan — First Lien	12/23/24	9,084,430	99.25
VCR Buyer, Inc. (Velocity Clinical Research), Facility B1 — First Lien	12/15/22	4,901,453	92.50
VCR Buyer, Inc. (Velocity Clinical Research), Revolving Credit Facility — First Lien	12/15/22 - 09/29/23	247,283	92.50
Visante Acquisition, LLC, Initial Term Loan — First Lien	01/31/24	4,888,103	100.00
Waste Resource Management Inc., Delayed Draw Term Loan — First Lien	12/28/23 - 11/07/24	640,773	100.00
Waste Resource Management Inc., Revolving Credit Loan — First Lien	12/28/23	30,614	100.00
Waste Resource Management Inc., Term Loan — First Lien	12/28/23	4,135,319	100.00
Xcel Brands, Inc.	12/12/24	30,976	0.41
Xcel Brands, Inc., Term Loan A — First Lien	12/17/24	1,256,248	97.75
XPT Partners, LLC, Term Loan — First Lien	12/10/24	4,220,829	98.50
Zenith American Solutions, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Revolving Loan — First Lien	07/11/24	602,873	98.50
Zenith American Solutions, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Term A Loan — First Lien	07/11/24	9,836,146	98.50
Total		$452,395,702

(e)  Security fair valued as of December 31, 2024 by the Adviser as "valuation designee" under the oversight of the Fund's Board of Trustees. Total value of all such securities at December 31, 2024 amounted to $417,013,137, which represents approximately 48.73% of net assets of the Fund.

(f)  Securities exempt from registration under Rule 144A or section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at December 31, 2024 amounted to $16,491,789, which represents approximately 1.93% of net assets of the Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund | Consolidated Schedule of Investments | December 31, 2024

(g)  Represents less than 0.05% of net assets.

(h)  Represents 7-day effective yield as of December 31, 2024.

As of December 31, 2024, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,821,885
Aggregate gross unrealized depreciation	(24,300,237)
Net unrealized depreciation	$(15,478,352)
Federal income tax cost	$948,169,413

Abbreviations

PIK  — Pay in Kind

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SOFR  — Secured Overnight Financing Rate

USD  — United States Dollar

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

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Consolidated Statement of Assets and Liabilities

December 31, 2024

	First Eagle Credit Opportunities Fund*
Assets
Investments (Cost $948,156,992) (Note 2 and Note 3)	$932,691,061
Cash	13,863,306
Receivable for investments sold	31,788,892
Receivable for Fund shares sold	3,788,571
Accrued interest and dividends receivable	6,621,540
Due from Adviser (Note 6)	27,884
Other assets	4,950
Total Assets	988,786,204
Liabilities
Investment advisory fees payable (Note 6)	893,864
Payable for investment purchased	65,249,451
Distribution fees payable (Note 7)	27,454
Administrative fees payable (Note 6)	379,503
Service fees payable (Note 7)	8,328
Trustee fees payable	642
Credit facility (Net of unamortized deferred financing costs of $3,439,327 (Note 10)	59,360,672
Payable for dividends to shareholders	5,327,544
Unrealized depreciation on unfunded/delayed draw loan commitments (Note 9)	446,559
Accrued expenses and other liabilities	1,368,170
Total Liabilities	133,062,187
Commitments and contingent liabilities^	—
Net Assets	$855,724,017
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$37,256
Capital surplus	912,714,522
Total distributable earnings (losses)	(57,027,761)
Net Assets	$855,724,017
Class A
Net Assets	$51,347,981
Shares Outstanding	2,223,369
Net asset value per share and redemption proceeds per share	$23.09
Offering price per share (NAV per share plus maximum sales charge)	$23.68	(1)
Authorized common shares	Unlimited
Class A-2
Net Assets	$39,998,928
Shares Outstanding	1,734,778
Net asset value per share and redemption proceeds per share	$23.06
Offering price per share (NAV per share plus maximum sales charge)	$23.65	(1)
Authorized common shares	Unlimited
Class I
Net Assets	$764,377,108
Shares Outstanding	33,297,558
Net asset value per share and redemption proceeds per share	$22.96
Authorized common shares	Unlimited

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

^  See Note 6 and Note 9 in the Notes to the Consolidated Financial Statements

(1)  The maximum sales charge is 2.50% for Class A and Class A-2 shares. Class I shares have no front-end sales charges.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Consolidated Statement of Operations

Year ended December 31, 2024

First Eagle Credit Opportunities Fund*
Investment Income
Interest	$101,708,810
Dividends	2,778,897
Total Income	104,487,707
Expenses
Investment advisory fees (Note 6)	10,908,688
Distribution fees (Note 7)
Class A	96,291
Class A-2	126,828
Shareholder servicing agent fees	1,299,666
Service fees (Note 7)
Class A-2	63,414
Administrative fees (Note 6)	1,176,738
Professional fees	1,322,372
Custodian and accounting fees	525,097
Shareholder reporting fees	264,356
Trustees' fees (Note 6)	27,644
Interest expense and fees on borrowings (Note 10)	9,864,166
Expense waiver recoupment (Note 6)	866,768
Registration and filing fees	104,557
Other expenses	158,419
Total Expenses	26,805,004
Expense waiver (Note 6)	(1,010,457)
Expense reductions due to earnings credits (Note 2)	(124,141)
Net Expenses	25,670,406
Net Investment Income (Note 2)	78,817,301
Realized and Unrealized Gains (Losses) on Investments and Unfunded/ Delayed Draw Loan Commitments (Note 2 and Note 9)
Net realized gains (losses) from:
Transactions in investments	(25,476,240)
(25,476,240)
Changes in unrealized appreciation (depreciation) of:
Investments	5,722,174
Unfunded delayed draw loan commitments	(302,199)
5,419,975
Net realized and unrealized (losses) on investments and unfunded delayed draw loan commitments	(20,056,265)
Net Increase in Net Assets Resulting from Operations	$58,761,036

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Consolidated Statements of Changes in Net Assets

	First Eagle Credit Opportunities Fund
	For the year ended December 31, 2024*	For the year ended December 31, 2023**
Operations
Net investment income	$78,817,301	$57,397,287
Net realized (loss) from investments	(25,476,240)	(8,482,811)
Change in unrealized appreciation of investments	5,419,975	14,410,059
Net increase in net assets resulting from operations	58,761,036	63,324,535
Distributions to Shareholders
Distributable earnings:
Class A	(3,904,826)	(1,803,402)
Class A-2	(2,443,853)	(279,568)
Class I	(75,740,332)	(54,708,306)
Decrease in net assets resulting from distributions	(82,089,011)	(56,791,276)
Fund Share Transactions
Class A
Net proceeds from shares sold	36,978,716	12,518,154
Net asset value of shares issued for reinvested dividends and distributions	958,129	576,708
Cost of shares redeemed***	(9,687,904)	(1,926,600)
Increase in net assets from Class A share transactions	28,248,941	11,168,262
Class A-2
Net proceeds from shares sold	26,495,280	12,559,604
Net asset value of shares issued for reinvested dividends and distributions	1,799,032	224,689
Cost of shares redeemed	(537,281)	—
Increase in net assets from Class A-2 share transactions	27,757,031	12,784,293
Class I
Net proceeds from shares sold	306,526,186	255,025,311
Net asset value of shares issued for reinvested dividends and distributions	14,993,072	13,475,692
Cost of shares redeemed	(182,512,593)	(67,185,998)
Increase in net assets from Class I share transactions	139,006,665	201,315,005
Increase in net assets from Fund share transactions	195,012,637	225,267,560
Net increase in net assets	171,684,662	231,800,819
Net Assets (Note 2)
Beginning of period	684,039,355	452,238,536
End of period	$855,724,017	$684,039,355

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

***  Including class exchanges.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Consolidated Statements of Changes in Net Assets (continued)

	First Eagle Credit Opportunities Fund
	For the year ended December 31, 2024*	For the year ended December 31, 2023**
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	1,020,016	547,224
Shares sold	1,571,786	529,955
Shares issued on reinvestment of distributions	41,022	24,388
Shares redeemed***	(409,455)	(81,551)
Shares outstanding, end of period	2,223,369	1,020,016
Class A-2
Shares outstanding, beginning of period	546,036	4,213
Shares sold	1,134,621	532,311
Shares issued on reinvestment of distributions	77,263	9,512
Shares redeemed	(23,142)	—
Shares outstanding, end of period	1,734,778	546,036
Class I
Shares outstanding, beginning of period	27,342,670	18,788,384
Shares sold	13,137,662	10,836,823
Shares issued on reinvestment of distributions	644,397	572,304
Shares redeemed	(7,827,171)	(2,854,841)
Shares outstanding, end of period	33,297,558	27,342,670

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

***  Including class exchanges.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Consolidated Statement of Cash Flows

Year ended December 31, 2024

First Eagle Credit Opportunities Fund*
Cash Flows from (Used in) Operating Activities:
Net increase in net assets resulting from operations	$58,761,036
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(1,044,169,275)
Proceeds from sale and paydowns of investments	896,911,306
Net decrease in short term investments	27,210,233
Realized (gain) loss on investments	25,476,240
Change in unrealized (appreciation) depreciation on investments	(5,722,174)
Amortization (accretion) of bond and bank loan premium (discount)	(9,207,376)
Change in unrealized (appreciation) depreciation on unfunded delayed draw loan commitments	302,199
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	631,597
Due from Adviser	474,933
Other assets	585,068
Increases (decreases) in operating liabilities
Investment advisory fees payable	193,000
Administrative fees payable	372,308
Distribution fees payable	18,001
Service fees payable	6,038
Trustee fees payable	642
Accrued expenses and other liabilities	298,593
Net cash provided by (used in) operating activities	$(47,857,631)
Cash Flows from (Used in) Financing Activities:
Proceeds from shares sold	364,263,281
Payments on shares redeemed	(185,262,987)
Cash distributions paid	(63,801,483)
Borrowings under Credit Facility	128,300,000
Repayment under Credit Facility	(184,500,000)
Deferred financing cost	(3,300,183)
Net cash provided by (used in) financing activities	$55,698,628
Net change in cash and cash denominated in foreign currencies	7,840,997
Cash, beginning of period**	6,022,309
Cash, end of period	$13,863,306

Supplemental disclosure of cash flow information:

Cash paid during the period for interest in the amount of $8,961,299

Non-cash financing activities consist of reinvestment of distributions in the amount of $17,750,233 and share exchanges in the amount of $7,474,791

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

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First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A	For the Year Ended December 31, 2024**		For the Year Ended December 31, 2023***		For the Year Ended December 31, 2022***		For the Year Ended December 31, 2021***		For the Period 12/02/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$23.79		$23.47		$26.22		$25.48		$25.15
Net investment Income	2.24		2.49		2.10		2.10		0.10
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(0.54)		0.20		(2.93)		0.53		0.32
Total investment operations	1.70		2.69		(0.83)		2.63		0.42
Less Dividends and Distributions
From net investment income	(2.40)		(2.37)		(1.91)		(1.81)		(0.09)
From capital gains	—		—		(0.01)		(0.08)		—
Total distributions	(2.40)		(2.37)		(1.92)		(1.89)		(0.09)
Net asset value, end of period	$23.09		$23.79		$23.47		$26.22		$25.48
Total return(a)	7.49%		12.03%		(3.23)%		10.60%		1.62	%(b)
Net assets, end of period (thousands)	$51,348		$24,269		$12,844		$7,592		$1,016
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.66%		3.87%		3.76%		4.83%		5.45	%(c)
Operating expenses including earnings credits and/or fee waivers	3.51	%(d)	3.65	%(d)	2.62	%(d)	2.28	%(d)	2.75	%(c)
Net investment income excluding earnings credits and/or fee waivers	9.43%		10.32%		7.36%		5.47%		2.16	%(c)
Net investment income including earnings credits and/or fee waivers	9.58%		10.55%		8.50%		8.02%		4.86	%(c)
Supplemental Data
Portfolio turnover rate	112.01%		68.91%		49.93%		73.15%		21.38	%(b)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC

(a)  Does not take into account the sales charge of 2.50% for Class A shares. Prior to April 30, 2022, the sales charge for Class A was 3.50%, which was also not taken into account.

(b)  Not annualized.

(c)  Annualized.

(d)  Interest expense and fees relate to the credit facility transactions (See Note 2(e)) representing 1.26%, 1.40%, 0.85% and 1.15% for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 2.25%, 2.25%, 1.77% and 1.13% for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class A-2	For the Year Ended December 31, 2024**		For the Year Ended December 31, 2023***		For the Period 5/31/22^ - 12/31/22***
Investment Operations
Net asset value, beginning of period	$23.70		$23.42		$24.94
Net investment Income	2.16		2.42		1.18
Net realized and unrealized gains (losses) on investments and unfunded delayed draw loan commitments	(0.52)		0.16		(1.51)
Total investment operations	1.64		2.58		(0.33)
Less Dividends and Distributions
From net investment income	(2.28)		(2.30)		(1.18)
From capital gains	—		—		(0.01)
Total distributions	(2.28)		(2.30)		(1.19)
Net asset value, end of period	$23.06		$23.70		$23.42
Total return(a)	7.26%		11.52%		(1.34	)%(b)
Net assets, end of period (thousands)	$39,999		$12,940		$99
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.90%		4.35%		4.39	%(c)
Operating expenses including earnings credits and/or fee waivers	3.78	%(d)	4.14	%(d)	3.57	%(c)(d)
Net investment income excluding earnings credits and/or fee waivers	9.14%		10.05%		7.50	%(c)
Net investment income including earnings credits and/or fee waivers	9.26%		10.26%		8.32	%(c)
Supplemental Data
Portfolio turnover rate	112.01%		68.91%		49.93	%(b)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC

(a)  Does not take into account the sales charge of 2.50% for Class A-2 shares.

(b)  Not annualized.

(c)  Annualized.

(d)  Interest expense and fees relate to the credit facility transactions (See Note 2(e)) representing 1.26%, 1.39% and 0.82% for the years ended December 31, 2024, December 31, 2023 and the period May 31, 2022 to December 31, 2022, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 2.52%, 2.75% and 2.75% for the years ended December 31, 2024, December 31, 2023 and the period May 31, 2022 to December 31, 2022, respectively.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund

Financial Highlights

	Per share operating performance*
Class I	For the Year Ended December 31, 2024***		For the Year Ended December 31, 2023****		For the Year Ended December 31, 2022****		For the Year Ended December 31, 2021****		For the Period 9/15/20^ - 12/31/20
Investment Operations
Net asset value, beginning of period	$23.66		$23.38		$26.19		$25.47		$25.00
Net investment Income	2.37		2.55		2.17		2.27		0.33
Net realized and unrealized gains(losses) on investments and unfunded delayed draw loan commitments	(0.60)		0.21		(2.94)		0.57		0.45
Total investment operations	1.77		2.76		(0.77)		2.84		0.78
Less Dividends and Distributions
From net investment income	(2.47)		(2.48)		(2.03)		(2.04)		(0.30)
From capital gains	—		—		(0.01)		(0.08)		(0.00	)**
Return of capital	—		—		—		—		(0.01)
Total distributions	(2.47)		(2.48)		(2.04)		(2.12)		(0.31)
Net asset value, end of period	$22.96		$23.66		$23.38		$26.19		$25.47
Total return	7.87%		12.41%		(3.02)%		11.45%		3.13	%(a)
Net assets, end of period (thousands)	$764,377		$646,830		$439,296		$181,346		$41,086
Ratios to Average Net Assets
Operating expenses excluding earnings credits and/or fee waivers	3.41%		3.62%		3.48%		4.18%		4.70	%(b)
Operating expenses including earnings credits and/or fee waivers	3.26	%(c)	3.39	%(c)	2.41	%(c)	1.70	%(c)	2.00	%(b)
Net investment income excluding earnings credits and/or fee waivers	10.02%		10.60%		7.71%		6.15%		1.74	%(b)
Net investment income including earnings credits and/or fee waivers	10.17%		10.83%		8.79%		8.63%		4.44	%(b)
Supplemental Data
Portfolio turnover rate	112.01%		68.91%		49.93%		73.15%		21.38	%(a)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

****  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC

(a)  Not annualized.

(b)  Annualized.

(c)  Interest expense and fees relate to the credit facility transactions (See Note 2(e)) representing 1.26%, 1.39%, 0.85% and 1.15% for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Without the interest expense and fees, the operating expenses including earnings credits and/or fee waivers would have been 2.00%, 2.00%, 1.56% and 0.55% for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund

Financial Highlights

Information about the Fund's senior securities, which are the amount of borrowings under the Credit Agreement, is shown as of the dates indicated in the below table.

	December 31, 2024**	December 31, 2023***	December 31, 2022***	December 31, 2021***	December 31, 2020
Asset coverage ratio for credit agreement(2)	1,463%	675%	511%	530%	N/A(1)
Asset coverage per $1,000 for credit agreement(2)	$14,626	$6,748	$5,111	$5,304	N/A(1)
Amount of loan outstanding	$62,800,000	$119,000,000	$110,000,000	$43,902,654	N/A(1)

(1)  No leveraged amount as of December 31, 2020

(2)  The asset coverage ratio is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the "Asset coverage per $1,000 for credit agreement.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC and First Eagle Credit Opportunities Fund BSL SPV I, LLC.

***  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Credit Opportunities Fund SPV, LLC.

See Notes to Consolidated Financial Statements

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Note 1 — Organization

First Eagle Credit Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund's primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market "club" loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as "junk" bonds).

The Fund currently offers three classes of Common Shares: Class A Shares, Class A-2 Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC (the "Subadviser"), in its capacity as the alternative credit group of the Adviser, serves as the Fund's investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by the Adviser and is a wholly-owned subsidiary of the Adviser.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Credit Opportunities Fund SPV, LLC (the "SPV"), established on January 11, 2021, and the First Eagle Credit Opportunities Fund BSL SPV I, LLC (the "BSL SPV"), established on December 13, 2024, are wholly-owned Delaware limited liability companies, which function as the Fund's special purpose, bankruptcy-remote, financing subsidiaries. The consolidated financial statements include the accounts of the Fund and the subsidiaries. All intercompany transactions and balances have been eliminated. As of December 31, 2024, the SPV has $324,254,058 in net assets, representing 37.89% of the Fund's net assets and the BSL SPV has $79,856,062 in net assets, representing 9.33% of the Fund's net assets. The assets and credit of the SPV and the BSL SPV are not available to satisfy the obligations of the Fund.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

The Fund's securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value.

Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market "Club" Loans. Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Initial purchases of investments, including Direct Loans, may be fair valued at their cost which approximates market value and are monitored by the Adviser and the Subadviser (individually or collectively referred to as "First Eagle Management") for any significant positive or negative events subsequent to the date of the original investment that necessitates a change to another valuation method, such as the market or income approach. Subsequent to the initial purchase, Direct Loans may be valued utilizing the income approach,

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

market approach or liquidation. The income approach values an investment by estimating the present value of future economic benefits it is expected to produce. These benefits include earnings, cash flows and disposition proceeds. Expected current value is determined by discounting expected cash flows at a rate of return (discount rate or cost of capital) that reflects the risk associated with realizing the cash flows in the amounts and times projected. Enterprise value, a market approach, values an investment by determining the value of a company and allocating the value to the debt. Enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company's revenues or net income before net interest expense, income tax expense, depreciation and amortization. The liquidation approach values an investment by analyzing the underlying collateral of the loan, as set forth in the associated loan agreements and borrowing base certificates. Liquidation valuations may be determined using a net orderly liquidation value, a forced liquidation value, other methodology. Such liquidation values may be further reduced by certain reserves that may reduce the value of the collateral available to support the outstanding debt in a wind down scenario.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models, and assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund's pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable, then the equity will be fair valued as described below.

Investment companies, including money market funds, are valued at their net asset value.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The two primary significant unobservable inputs used in the fair value measurement of the Fund's debt investments, excluding asset-backed loans, is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Fund considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Fund considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

The primary significant unobservable inputs used in the fair value measurement of the Fund's investments in asset-backed loans is the net realized value of the underlying collateral of the loan. The Fund considers information provided by the borrower in its compliance certificates and information from third party appraisals, among other factors, in its analysis. Significant increases (decreases) in net realizable value of the underlying collateral would result in a significantly higher (lower) fair value measurement.

The primary significant unobservable input used in the fair value measurement of the Fund's equity investments and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Fund considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market. The primary significant unobservable input used in the fair value measurement of the Fund's investments in warrants are volatility and time horizon.

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Fund's Board of Trustees (the "Board"). The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of December 31, 2024:

Description	Level 1	Level 2	Level 3‡	Total
Assets
Common Stocks†	$—	$1,153,799	$10,205,059	$11,358,858
Corporate Bonds†	—	16,491,789	—	16,491,789
Senior Loans
Advertising	—	10,706,019	865,161	11,571,180
Aerospace & Defense	—	10,847,528	—	10,847,528
Agricultural & Farm Machinery	—	—	958,835	958,835
Air Freight & Logistics	—	5,042,175	3,259,381	8,301,556

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Airlines	$—	$3,599,032	$—	$3,599,032
Alternative Carriers	—	939,400	—	939,400
Apparel Retail	—	—	2,599,854	2,599,854
Apparel, Accessories & Luxury Goods	—	7,563,453	4,635,977	12,199,430
Application Software	—	18,442,359	24,468,793	42,911,152
Asset Management & Custody Banks	—	3,015,930	12,732,175	15,748,105
Auto Parts & Equipment	—	4,561,324	6,736,490	11,297,814
Biotechnology	—	2,895,000	—	2,895,000
Brewers	—	5,854,434	8,776,165	14,630,599
Broadcasting	—	3,478,868	—	3,478,868
Casinos & Gaming	—	5,777,639	6,628,908	12,406,547
Commodity Chemicals	—	2,997,886	507,781	3,505,667
Communications Equipment	—	3,610,207	—	3,610,207
Construction & Engineering	—	1,006,880	2,749,068	3,755,948
Distributors	—	875,012	931,627	1,806,639
Diversified Chemicals	—	—	8,402,831	8,402,831
Diversified Metals & Mining	—	315,331	7,862,736	8,178,067
Diversified Support Services	—	—	4,668,552	4,668,552
Education Services	—	3,004,194	10,829,495	13,833,689
Electrical Components & Equipment	—	—	6,194,780	6,194,780
Electronic Equipment & Instruments	—	1,866,758	—	1,866,758
Electronic Manufacturing Services	—	11,306,501	—	11,306,501
Environmental & Facilities Services	—	—	8,917,765	8,917,765
Financial Exchanges & Data	—	7,025,248	—	7,025,248
Footwear	—	—	541,586	541,586
Health Care Distributors	—	—	4,017,006	4,017,006
Health Care Facilities	—	11,812,156	10,293,815	22,105,971
Health Care Services	—	30,402,648	95,844,315	126,246,963
Health Care Supplies	—	6,935,394	—	6,935,394
Health Care Technology	—	—	15,337,143	15,337,143
Heavy Electrical Equipment	—	4,451,443	6,122,329	10,573,772
Highways & Railtracks	—	3,000,000	—	3,000,000
Home Furnishings	—	—	2,905,061	2,905,061

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Home Improvement Retail	$—	$—	$5,837,756	$5,837,756
Hotels, Resorts & Cruise Lines	—	7,033,112	—	7,033,112
Household Products	—	—	1,847,567	1,847,567
Human Resource & Employment Services	—	—	12,940,588	12,940,588
Industrial Machinery	—	19,995,714	252,812	20,248,526
Insurance Brokers	—	4,007,135	19,726,500	23,733,635
Integrated Telecommunication Services	—	7,756,489	—	7,756,489
Interactive Media & Services	—	—	4,916,090	4,916,090
Internet & Direct Marketing Retail	—	3,095,575	13,436,750	16,532,325
Internet Services & Infrastructure	—	6,120,815	2,288,274	8,409,089
Investment Banking & Brokerage	—	4,966,695	—	4,966,695
IT Consulting & Other Services	—	7,446,946	29,243,794	36,690,740
Leisure Facilities	—	—	4,094,223	4,094,223
Leisure Products	—	1,298,089	—	1,298,089
Life Sciences Tools & Services	—	—	4,830,330	4,830,330
Managed Health Care	—	1,006,040	2,035,815	3,041,855
Metal & Glass Containers	—	5,037,400	—	5,037,400
Movies & Entertainment	—	6,033,350	—	6,033,350
Multi-Sector Holdings	—	—	2,899,462	2,899,462
Office Services & Supplies	—	—	6,513,955	6,513,955
Oil & Gas Storage & Transportation	—	—	1,992,469	1,992,469
Packaged Foods & Meats	—	7,484,053	—	7,484,053
Paper Packaging	—	2,265,316	7,553,148	9,818,464
Paper Products	—	—	7,287,040	7,287,040
Pharmaceuticals	—	21,012,804	8,573,114	29,585,918
Real Estate Development	—	—	9,690,270	9,690,270
Real Estate Services	—	10,218,253	318,826	10,537,079
Research & Consulting Services	—	32,240,078	26,831,174	59,071,252
Security & Alarm Services	—	3,000,015	10,847,152	13,847,167
Specialized Consumer Services	—	10,456,503	18,695,786	29,152,289
Specialized Finance	—	15,702,722	13,020,854	28,723,576
Specialty Chemicals	—	4,415,935	—	4,415,935
Systems Software	—	10,911,705	2,917,859	13,829,564
Technology Distributors	—	1,942,140	—	1,942,140

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Description	Level 1	Level 2	Level 3‡	Total
Technology Hardware, Storage & Peripherals	$—	$3,918,571	$—	$3,918,571
Textiles	—	1,981,612	2,117,631	4,099,243
Trading Companies & Distributors	—	8,048,853	—	8,048,853
Trucking	—	—	8,246,206	8,246,206
Water Utilities	—	3,460,415	4,863,858	8,324,273
Total Senior Loans	—	382,189,154	491,606,932	873,796,086
Warrants†	—	—	31,770	31,770
Short-Term Investments
Investment Companies	31,012,558	—	—	31,012,558
Total	$31,012,558	$399,834,742	$501,843,761	$932,691,061
Liabilities:
Unfunded Commitments*	$—	$4,126	$(450,685)	$(446,559)
Total	$31,012,558	$399,838,868	$501,393,076	$932,244,502

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation)

‡  Value determined using significant unobservable inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Warrants	Senior Loans	Unfunded Commitments*	Total
Beginning Balance — market value	$635,682	$—	$346,636,800	$(144,360)	$347,128,122
Purchases(1)	9,087,882	30,976	310,423,640	—	319,542,498
Sales(2)	—	—	(128,874,004)	—	(128,874,004)
Transfer In — Level 3	592,086	—	5,750,662	—	6,342,748
Transfer Out — Level 3	(362,761)	—	(38,492,203)	—	(38,854,964)
Accrued discounts/(premiums)	—	—	2,206,172	—	2,206,172
Realized Gains (Losses)	(362,265)	—	(3,454,052)	—	(3,816,317)
Change in Unrealized Appreciation (Depreciation)	614,435	794	(2,590,083)	(306,325)	(2,281,179)
Ending Balance — market value	$10,205,059	$31,770	$491,606,932	$(450,685)	$501,393,076
Change in unrealized gains or (losses) relating to assets still held at reporting date	$525,077	$794	$(6,770,032)	$(354,188)	$(6,598,349)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

*  Unfunded commitments are presented at net unrealized appreciation (depreciation).

Investments were transferred into Level 3 during the period ended December 31, 2024 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended December 31, 2024 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of December 31, 2024:

Investment Type	Fair Value as of December 31, 2024	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stock	$2,245,045	Broker Quotes	N/A	N/A	Increase
	7,960,000	Discounted Cash Flow (Income Approach)	Comparable Yield	15.14%-15.14% (15.14%)	Decrease
	14	Market Comparable Companies	EBITDA Multiple	4.32x-8.37X (8.26X)	Increase
Common Stock total	10,205,059
	31,770	Option Pricing Model	Volatility/ Time Horizon	N/A	Increase
Warrant total	31,770
Senior Loans	82,585,581	Broker Quotes	N/A	N/A	Increase
	377,894,639	Discounted Cash Flow (Income Approach)	Comparable Yield	9.10%-24.50% (10.89%)	Decrease

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Investment Type	Fair Value as of December 31, 2024	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
	$29,469,871	Liquidation	Collateral Value	19.6-367.9 (82.8)*	Increase
	1,656,840	Market Comparable Companies	EBITDA Multiple	4.32x-9.00X (6.32X)	Increase
Senior Loans total	491,606,932
Total Investments	$501,843,761
Unfunded Commitment	$19,717	Broker Quotes	N/A	N/A	Increase
	(439,970)	Discounted Cash Flow (Income Approach)	Comparable Yield	9.19%-24.50% (10.23%)	Decrease
	(23,075)	Liquidation	Collateral Value	26.0-54.2 (38.1)*	Increase
	(7,357)	Market Comparable Companies	EBITDA Multiple	4.32x-9.00X (7.26X)	Increase
Unfunded Commitment total	$(450,685)

Notes:

*  Collateral values are presented in $ millions.

*  Fair value for unfunded commitments is unrealized appreciation/depreciation.

(a)  This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

c)  Cash — For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

d)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes to call or put date and value providing the effective method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)  Deferred Financing Costs — Deferred financing costs consist of fees and expenses paid in connection with the closing of the Ally Credit Facility and JPM Credit Facility (as defined below), including upfront fees and legal fees. Deferred financing costs are amortized using the straight line method over the term of the respective credit facilities and included on the Consolidated Statement of Operations under "Interest expense and fees on borrowing". The unamortized deferred financing costs are reflected on the Consolidated Statement of Assets and Liabilities as a reduction to the Credit Facility liability. As of December 31, 2024, there was $2,296,759 unamortized deferred financing cost for Ally Credit Facility, and $1,142,568 unamortized deferred financing cost for JP Morgan Credit Facility.

f)  United States Income Taxes — The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements.

At December 31, 2024, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Credit Opportunities Fund	$—	$—	$(15,924,919)	$1,172,474	$26,283,275

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

The components of distributable earnings' differences between book basis and tax basis are primarily due to wash sale deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the Fund did not utilize any capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2024, there were no late year ordinary loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2024, the Fund had post-October capital loss deferrals of $8,686,271 in short-term and $3,312,393 in long-term.

g)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Credit Opportunities Fund	$11,170	$—	$(11,170)

The primary permanent differences causing such reclassification include the tax treatment of non-deductible expenses.

h)  Distributions to Shareholders — The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Distributions to shareholders during the fiscal year ended December 31, 2024, which were determined in accordance with income tax regulations, were recorded on ex-dividend date.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2024 are as follows:

	Ordinary Income		Long Term Capital Gains
	2024	2023	2024	2023
First Eagle Credit Opportunities Fund	$82,089,011	$56,791,276	$—	$—

i)  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

j)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

k)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

l)  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

m)  New Accounting Pronouncements — In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. There is no material impact to the financial statements and related disclosures.

In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.

n)  Segment Reporting — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosure requirements only and did not affect the fund's financial position or the results of its operations. Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker ("CODM") in deciding how to allocate resources and assess performance.

In accordance with ASC 280, the Fund has determined that it has a single operating segment which derives its revenues from investments made in accordance with the Fund's defined investment objective. The Fund's CODM is represented by the Adviser, through various committees. The Fund's net investment income, total returns, expense ratios, and net increase (decrease) in net assets resulting from operations which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the Fund's consolidated financial statements.

Note 3 — Securities and Other Investments

The Fund's portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank's, or lead arranger's, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point SOFR or Prime will be established.

Middle Market "Club" Loans — Middle market "club" loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market "club" loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a "club" of unaffiliated lenders. Middle market "club" loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle- market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high-yield bonds, which are securities rated below "Baa3" by Moody's, or below "BBB-" by S&P and/or lower than "BBB-" by Fitch Ratings and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as "junk bonds." Such securities are predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, the Fund relies on the Limited Derivatives User Exception.

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 4 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

Market turmoil may negatively affect the Fund's performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Interest Rate Risk — An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. A significant increase in market interest rates could harm the Fund's ability to attract new portfolio companies and originate new loans and investments. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce. As of the date hereof, there have been significant recent rate increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

Credit Risk — The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Investment in private and middle market companies is highly speculative and involves a high degree of risk of credit loss. Additionally, issuers of syndicated loans and other types of credit instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This would decrease the Fund's income and lower the value of the syndicated loans and credit instruments experiencing default. With respect to the Fund's investments in syndicated loans and debt securities that are secured, there can be no assurance that the collateral would satisfy the issuer's obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of an issuer's bankruptcy, the Fund could be delayed or limited in its ability to realize the benefits of any collateral securing such syndicated loans or credit instruments. To the extent the Fund invests in high-yield securities and other types of credit instruments, it will be exposed to a greater amount of credit risk than if it invested solely in investment grade debt securities and other types of credit instruments.

Second Lien Risk — The Fund may invest in second lien and the "last-out" tranche of unitranche loans (also known as first lien second out loans). The borrower usually has, or may be permitted to incur, other debt that ranks equally with, or senior to, such debt securities. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of the debt securities in which the Fund invests. These debt instruments would usually prohibit the borrower from paying interest on or repaying Fund investments in the event and during the continuance of a default

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a borrower, holders of debt instruments ranking senior to the Fund's investment would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such borrower may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt securities in which the Fund invests, the Fund would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant borrower.

Covenant-Lite Obligations Risk — Covenant-lite risk is the risk that credit agreements contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Below Investment Grade Rating Risk — Most of the Fund's investments will be in below investment grade securities or comparable unrated securities (commonly referred to as "high-yield securities" or "junk bonds"). This includes the Fund's investments in syndicated bank loans, middle market "club" loans, direct lending, asset-based loans, and high-yield bonds. While generally having higher potential returns, high-yield securities may be subject to significant price fluctuations and have a higher risk of default. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Subadviser's credit analysis than would be the case when the Fund invests in rated securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Bank Loan Risk — Investments in bank loans may expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A loan is often administered by a bank or other financial institution (the "Agent") that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. In some instances, other accounts managed by the Adviser, the Subadviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund's portfolio. If the credit quality of the issuer deteriorates, the Adviser or the Subadviser may owe conflicting fiduciary duties to the Fund and other client accounts. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Loans and Assignments Risk — The Fund may acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

Direct Lending and Middle Market "Club" Loan Risk — Generally, little public information exists about private and middle market companies, and the Fund must rely on the ability of the Subadviser's investment professionals to obtain adequate information about these companies. If the Subadviser cannot uncover all material information to make a fully-informed investment decision, the Fund may lose money on its investments. Private and middle market portfolio companies may have limited financial resources and be unable to fulfill their debt service obligations to the Fund, which may accompany a deterioration in the value of any collateral and a reduced likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and general market conditions. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, incapacity or departure of such persons could have a material adverse impact on the Fund's portfolio company and, in turn, on the Fund. Middle market companies also generally have less predictable operating results and may require substantial additional capital to finance their operations or expansion. In addition, the Fund's executive officers, directors and the Adviser and/or Subadviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund's investments in its portfolio companies.

Large Shareholder Risk — To the extent that certain shareholders, including affiliates of the Adviser and the Subadviser, hold a substantial amount of Common Shares, there is a risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the Fund's ability to conduct its investment program.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Additionally, if a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of Common Shares tendered by each shareholder. In such situations, shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over affiliated shareholders, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.

Liquidity Risk — The Fund intends to invest in illiquid investments, which are securities or other investments that cannot be disposed of within seven days or less in current market conditions without significantly changing their market value.

Illiquid investments often can only be resold in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. There could be considerable delay in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could preclude the Fund from realizing a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible.

Valuation Risk — When market quotations are not readily available or are deemed unreliable, the Fund's investments are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon disposition.

SOFR Risk — The London Interbank Offered Rate ("LIBOR") has been discontinued and is no longer considered a representative rate. The market in the U.S. has transitioned to the Secured Overnight Financing Rate ("SOFR") based rates as modified, in some cases, by an applicable spread adjustment. The Fund's Credit Facility utilizes a SOFR-based reference rate. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

The publication of SOFR began in April 2018, and, therefore, it has a very limited history. In addition, the future performance of SOFR cannot be predicted based on its limited historical performance. Future levels of SOFR may bear little or no relation to the historical actual or historical indicative data. Prior observed

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

patterns, if any, in the behavior of market variables and their relation to SOFR, such as correlations, may change in the future. Because only limited historical data has been released by the Federal Reserve Bank of New York, as administrator of SOFR, such analysis inherently involves assumptions, estimates and approximations. The future performance of SOFR is impossible to predict and therefore no future performance of SOFR may be inferred from any of the historical actual or historical indicative data. Hypothetical or historical performance data are not indicative of, and have no bearing on, the potential performance of SOFR or any SOFR-linked investments. SOFR is a relatively new rate, and the Federal Reserve Bank of New York (or a successor) may make methodological or other changes that could change the value of SOFR, including changes related to the methods by which SOFR is calculated, eligibility criteria applicable to the transactions used to calculate SOFR, or the averages or periods used to report SOFR. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked investments, such as loans and notes, which may adversely affect the trading prices and marketability of such investments. The administrator of SOFR may withdraw, modify, amend, suspend or discontinue the calculation or dissemination of SOFR in its sole discretion and without notice and has no obligation to consider the interests of holders of such investments in calculating, withdrawing, modifying, amending, suspending or discontinuing SOFR.

Leverage Risk — The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. Leverage creates risks that may adversely affect the return for the holders of Common Shares, including the likelihood of greater volatility of net asset value; fluctuations in the interest rate paid for the use of the Credit Facility; increased operating costs, which may reduce the Fund's total return; the potential for decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remains fixed; and the Fund is more likely to have to sell investments in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund's use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Repurchase Offers Risk — In order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund's outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities.

However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments, which may accelerate the realization of taxable income and cause the Fund to make taxable distributions to Common Shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming Common Shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund's expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund's Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Note 5 — Purchases and Sales of Securities

For the period ended December 31, 2024, purchases and sales of investments, excluding short-term investments, were $1,051,187,762 and $882,957,033, respectively.

Note 6 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets. No advisory fee will be paid by the Fund directly to the Subadviser.

The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A, Class A-2 and Class I shareholders are limited to 2.25%, 2.75% and 2.00%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A, Class A-2 and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 2.25%, 2.75% and 2.00% of the class' average net assets,

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Fund incurred the fee and/or expense.

During the period ended December 31, 2024, the Adviser waived $226,358 in expenses, which are included under "expense waiver" on its Consolidated Statement of Operations. As of December 31, 2024, the Fund has $247,349 payable to the Adviser for recoupment of expenses, which are included under "due from adviser" on its Consolidated Statement of Assets and Liabilities. During the period ended December 31, 2024, the Fund recouped $866,768.

For the period ended December 31, 2024, the amounts available for potential future repayment to the Adviser and the expiration schedule are as follows:

		Potential Repayment Amounts Expiring December 31,
	Total Eligible for Recoupment	2025	2026	2027
Class A	$39,245	$12,767	$17,565	$8,913
Class A-2	—	—	—	—
Class I	1,610,044	859,966	532,633	217,445
Total	$1,649,289	$872,733	$550,198	$226,358

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of Fund's average daily net assets. For the period ended December 31, 2024, the adviser waived $784,099 for administrative fees, which are included under "expense waiver" on the Consolidated Statement of Operations. As of December 31, 2024, the Fund has a receivable from the Adviser of $275,233 for reimbursement of expenses, which are included under due from adviser on its Consolidated Statement of Assets and Liabilities.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

Independent Trustees are compensated by the Fund for their services. As of December 31, 2024, such amounts are included under Trustees' fees on the Consolidated Statement of Operations.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Note 7 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A Shares, Class A-2 Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A Shares and Class A-2 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund's Class A Shares or Class A-2 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A Shares or Class A-2 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A Shares and Class A-2 Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A Shares and Class A-2 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.25% for Class A Shares and 0.75% for Class A-2 Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A Shares and Class A-2 Shares, respectively). Class I Shares do not pay distribution or servicing fees.

For the period ended December 31, 2024, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 8 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

The following table summarizes the share repurchases completed during the period ended December 31, 2024:

	Repurchase Date	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Shares Repurchased	Aggregate Consideration for Repurchased Shares	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
12/31/23	1/16/24	1,477,672	5%	1,276,467	1,276,467	$30,151,751	4.32%	N/A
3/31/24	4/29/24	1,688,386	5%	2,399,118	2,362,742	$55,296,228	7.00%	98.48%
6/30/24	7/10/24	1,740,110	5%	1,703,895	1,703,895	$39,668,385	4.90%	N/A
9/30/24	10/16/24	1,854,567	5%	2,671,082	2,600,499	$60,126,932	7.00%	97.36%

(1)  If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. After proration, the total shares repurchased by the Fund did not exceed 7% of the total shares outstanding of the Fund. The Proration% Repurchased equals the Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Note 9 — Unfunded Commitment/Delayed Draw Loan Commitment

As of December 31, 2024, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
841 Prudential MOB LLC, Delayed Draw Term Loan — First Lien	$513,514	$505,812	$(7,702)
A&A Global Imports, LLC, New Revolving Loan — First Lien	19,031	19,031	433
Advanced Web Technologies (AWT), Fourth Amendment Delayed Draw Term Loan — First Lien	2,582,094	2,543,363	(38,848)
Advanced Web Technologies (AWT), Revolving Credit Loan — First Lien	454,545	440,909	(5,550)
Air Buyer Inc. (Condata Global), Delayed Draw Term Loan — First Lien	728,477	718,861	(9,616)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Air Buyer Inc. (Condata Global), Revolving Credit Loan — First Lien	$331,126	$326,755	$(4,371)
Air Conditioning Specialist, Inc., Delayed Draw Term Loan — First Lien	910,589	906,036	9,106
Air Conditioning Specialist, Inc., Revolving Loan — First Lien	616,694	613,610	(3,084)
Alpine SG, LLC (ASG), Revolving Credit Loan — First Lien	105,232	105,232	(435)
Alpine X, Revolving Loan — First Lien	39,570	39,570	581
Alpine X, Second Amendment Incremental Revolving Loan — First Lien	18,571	18,571	353
AMCP Clean Acquisition Co., LLC (PureStar), 2024 Incremental Delayed Draw Term Loan — First Lien	2,760,000	2,770,350	24,150
Apella Capital, LLC, First Amendment Delayed Draw Term Loan — First Lien	147,508	146,771	553
Apella Capital, LLC, Revolving Loan — First Lien	50,000	49,750	(250)
Apex Analytix, Inc. (Montana Buyer, Inc.), Revolving Credit Loan — First Lien	252,174	247,130	(1,584)
AppHub LLC, June 2024 Delayed Draw Term Loan — First Lien	2,957,807	2,957,807	10,172
AppHub LLC, Revolving Credit Loan — First Lien	103,013	103,013	(454)
APS Acquisition Holdings, LLC, Delayed Draw Term Loan — First Lien	2,678,859	2,638,676	(40,183)
APS Acquisition Holdings, LLC, Revolver — First Lien	1,339,430	1,319,338	(20,092)
Argano, LLC, Delayed Draw Term Loan — First Lien	1,391,304	1,363,478	(27,826)
Argano, LLC, Revolving Credit Loan — First Lien	231,884	227,246	(4,638)
Bandon Fitness Texas, Inc., Delayed Draw Term Loan — First Lien	78,642	78,053	(216)
Bandon Fitness Texas, Inc., Revolving Loan — First Lien	243,870	242,041	(2,258)
BCDI BHI Intermediate 2, LP (Basic Home Infusion), Revolving Credit Loan — First Lien	331,251	331,251	3,575
Case Works, LLC, Delayed Draw Term Loan — First Lien	271,552	267,967	(2,376)
Case Works, LLC, Revolving Loan — First Lien	362,069	357,290	(10)
CC Amulet Management, LLC (Children's Choice), Revolving Loan — First Lien	5,987	5,987	10

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
CC Amulet Management, LLC (Children's Choice), Second Amendment Delayed Draw Term Loan — First Lien	$2,493,984	$2,493,984	$12,470
Community Based Care Acquisition, Inc., Delayed Draw Tranche C Term Loan — First Lien	1,129,429	1,129,429	11,295
Community Based Care Acquisition, Inc., Revolving Credit Loan — First Lien	365,854	365,854	472
ConvenientMD (CMD Intermediate Holdings, Inc.), 2024 Extended Revolving Credit Loan — First Lien	50,000	49,500	(518)
Danforth Global, Inc., Revolving Credit Loan — First Lien	125,000	123,438	(470)
Elevate HD Parent, Inc., Delayed Draw Term Loan B — First Lien	1,565,417	1,565,417	8,398
Elevate HD Parent, Inc., Revolving Loan — First Lien	650,000	650,000	(1,579)
Endo1 Partners, LLC, Seventh Amendment DDTL — First Lien	57,143	57,143	537
Energy Acquisition (ECI), Delayed Draw Term Loan — First Lien	346,667	341,467	(3,258)
Enthusiast Auto Holdings, LLC (EAH-Intermediate Holdco LLC), Revolving Loan — First Lien	602,228	602,228	—
Enverus Holdings, Inc., Class A Revolving Credit Loan — First Lien	284,071	275,549	(4,811)
Enverus Holdings, Inc., Delayed Draw Term Loan — First Lien	192,407	192,407	(1,565)
First Steps Recovery Acquisition, LLC (True North Detox), Delayed Draw Term Loan — First Lien	743,243	728,378	(15,066)
First Steps Recovery Acquisition, LLC (True North Detox), Revolving Credit Loan — First Lien	386,486	378,757	(1,932)
Gen4 Dental Partners Opco, LLC, Closing Date Delayed Draw Term Loan — First Lien	1,833,333	1,778,333	(55,470)
Gen4 Dental Partners Opco, LLC, Revolving Loan — First Lien	366,667	355,667	(11,198)
Hanger, Inc., DDTL USD — First Lien	53,821	54,420	599
Houseworks Holdings, Fourth Amendment Delayed Draw Term Loan — First Lien	1,001,435	1,001,435	(223)
Houseworks Holdings, Revolving Loan — First Lien	355,059	355,059	8,950
Houseworks Holdings, Third Amendment Delayed Draw Term Loan — First Lien	981,719	981,719	18,658

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
iLending LLC, Revolving Loan — First Lien	$35,036	$20,671	$(14,684)
In Vitro Sciences, LLC (New IVS Holdings, LLC), Delayed Draw Term Loan — First Lien	22,732	21,936	(697)
In Vitro Sciences, LLC (New IVS Holdings, LLC), Revolving Loan — First Lien	525,668	507,269	(18,708)
Inflexionpoint LLC (fka Automated Control Concepts), Revolving Credit Loan — First Lien	520,833	520,833	(2,620)
June Purchaser LLC (Janney Montgomery Scott), Janney Term DDTL — First Lien	285,714	289,241	3,527
Life Northwestern Pennsylvania, LLC (FFL Pace Buyer, Inc.), Revolving Loan — First Lien	48,795	47,331	(824)
LMSI Buyer, LLC, Revolving Credit Loan — First Lien	55,788	52,441	(2,723)
Mammoth Holdings, LLC, Initial Revolving Credit Loan — First Lien	397,274	391,314	(2,127)
Medrina, LLC, Primary DDTL — First Lien	1,160,000	1,160,000	(809)
Medrina, LLC, Revolving Loan — First Lien	828,571	828,571	(1,831)
Mid-State Machine and Fabricating Corp., Revolving Loan — First Lien	1,666,667	1,654,167	(12,500)
Monarch Behavioral Therapy, LLC, Delayed Draw Term Loan — First Lien	1,133,110	1,124,611	(2,967)
Monarch Behavioral Therapy, LLC, Revolving Loan — First Lien	1,114,523	1,106,164	5,016
Newcleus, LLC, Revolving Loan — First Lien	34,803	32,715	(2,286)
Oak Point Partners, LLC, Revolving Loan — First Lien	292,659	292,659	(1,882)
Owl Vans, LLC, Revolving Loan — First Lien	960,000	947,328	(12,672)
Point Quest Acquisition, LLC, Revolving Credit Loan — First Lien	741,135	739,282	5,097
Point Quest Acquisition, LLC, Sixth Amendment Delayed Draw Term Loan — First Lien	847,458	845,339	1,589
Prescott's Inc., Delayed Draw Term Loan — First Lien	2,867,797	2,835,534	(32,263)
Prescott's Inc., Revolver — First Lien	716,949	708,883	(8,066)
Project Cloud Holdings, LLC (AgroFresh Inc.), Replacement Revolver — First Lien	29,940	29,192	(106)
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Delayed Draw Term Loan — First Lien	254,935	248,562	(2,114)
RL James, Inc. (HH RESTORE ACQUISITION, INC.), Revolving Loan — First Lien	405,374	395,240	(3,380)
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Delayed Draw Term Loan — First Lien	1,035,197	1,035,197	(822)

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
RMBUS Holdco Inc. (Eclat Health Solutions Inc.), Revolving Credit Loan — First Lien	$517,598	$517,598	$(862)
R-Pac International Corp. (Project Radio), Initial Revolving Loan — First Lien	497,512	492,537	828
Sagebrush Buyer, LLC (Province), Revolving Credit Facility — First Lien	1,262,614	1,243,675	(19,047)
Sapio Sciences, LLC (Jarvis Bidco), Revolving Credit Loan — First Lien	312,500	312,500	(1,245)
SR Landscaping, LLC, Amendment No. 1 Delayed Draw Term Loan — First Lien	595,383	593,895	1,489
SR Landscaping, LLC, Revolving Loan — First Lien	289,321	288,598	3,114
Strategy Corps., LLC, Delayed Draw Term Loan — First Lien	3,421,788	3,387,570	(34,283)
Strategy Corps., LLC, Revolving Credit Loan — First Lien	1,710,894	1,693,785	(17,266)
SuperHero Fire Protection, LLC, Revolving Loan — First Lien	77,136	77,136	871
Syner-G Intermediate Holdings, LLC, Revolving Loan — First Lien	958,084	947,305	(10,779)
Technology Partners, LLC (Imagine Software), Revolving Credit Loan — First Lien	354,735	354,735	3,991
The Mutual Group, LLC, Revolving Loan — First Lien	649,351	639,610	(10,461)
TMA Buyer, LLC, Revolving Credit Loan — First Lien	153,986	153,601	(1,123)
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Delayed Draw Term Loan — First Lien	2,370,370	2,334,815	(35,555)
Tri Scapes, LLC (HH-TRISCAPES ACQUISITION, INC.), Revolving Loan — First Lien	1,185,185	1,167,407	(17,778)
Tricor, LLC, Amendment No. 4 Delayed Draw Term Loan — First Lien	3,944,065	3,934,204	19,720
Tricor, LLC, Revolving Loan — First Lien	86,538	86,322	(96)
Triple Crown Consulting, Revolving Loan — First Lien	217,391	190,217	(28,036)
TriStrux, LLC, Revolving Loan — First Lien	32,175	24,131	(7,790)
Unified Patents, LLC, Revolver — First Lien	1,016,949	1,009,322	(7,627)
US Fertility Enterprises, LLC, Initial Delayed Draw Term Loan — First Lien	97,155	98,127	1,943
Visante Acquisition, LLC, Revolving Credit Loan — First Lien	574,273	574,273	(660)
Waste Resource Management Inc., Delayed Draw Term Loan — First Lien	906,255	906,255	4,134

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
Waste Resource Management Inc., Revolving Credit Loan — First Lien	$589,686	$589,686	$8,026
Xcel Brands, Inc., Delayed Draw — First Lien	683,251	667,878	(15,373)
XPT Partners, LLC, Delayed Draw Term Loan — First Lien	1,004,277	989,213	(15,064)
XPT Partners, LLC, Revolver — First Lien	226,189	222,796	(3,393)
Zenith American Solutions, Inc. (Harbour Benefit Holding Inc./HPH-TH Holdings, LLC), Revolving Loan — First Lien	588,067	579,246	(114)
	$73,412,442	$72,734,999	$(446,559)

Delayed draw and revolving loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund's valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw and revolving loan commitments is recorded on the Consolidated Statement of Assets and Liabilities and the change in the related unrealized appreciation (depreciation) is recorded on the Consolidated Statement of Operations.

Note 10 — Credit Facility

Ally Credit Facility: On February 5, 2021, the SPV entered into a secured credit facility (the "Ally Credit Facility") with Ally Bank and such other lenders that may become party to the Ally Credit Facility, which allowed the SPV, of which the Fund is the sole member and designated manager, to borrow up to up to $75 million, subject to leverage and borrowing base restrictions. The Ally Credit Facility had an initial five-year term, with a three-year revolving period. The Ally Credit Facility, commonly referred to as an asset-backed facility, is secured by a lien on all of the SPV's assets. On May 18, 2022, the Credit Facility was amended to, among other things, 1) increase the commitment amount from $75 million to $150 million, subject to change by mutual agreement of the SPV and the lenders; and 2) replace the benchmark rate. On January 3, 2024, the Ally Credit Facility was amended to, among other things, 1) extend the maturity date to January 3, 2029, with a revolving period ending January 3, 2027; 2) increase the commitment amount from $150 million to $250 million; and 3) update the per annum rate of interest.

The per annum rate of interest is generally based on SOFR (subject to a 25 basis point floor) plus a spread of 3.00%. Commitment fees on the unused portion of the Ally Credit Facility accrue at a rate between 0.50% and 1.00% depending on the utilization levels.

As of December 31, 2024, the SPV had outstanding debt of $62,800,000 outstanding under the Ally Credit Facility.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Ally Credit Facility for the year ended December 31, 2024 were as follows:

Stated interest expense	$7,956,467
Unused commitment fees	1,302,410
Amortization of deferred financing costs	573,889
Total interest expense	$9,832,766
Weighted average interest rate	8.14%
Average borrowings	$92,410,656

JP Morgan Credit Facility: On December 13, 2024, the BSL SPV entered into a secured credit facility (the "JPM Credit Facility") with JPMorgan Chase Bank and such other lenders that may become party to the JPM Credit Facility, which allows the BSL SPV, of which the Fund is the sole member and designated manager, to borrow up to $75 million, subject to leverage and borrowing base restrictions. The JPM Credit Facility has an initial five-year term, with a three-year revolving period. The JPM Credit Facility, commonly referred to as an asset-backed facility, is secured by a lien on all of the BSL SPV's assets.

The per annum rate of interest is generally based on SOFR plus a spread of 1.55%. Commitment fees on the unused portion of the Credit Facility accrue at a rate of 0.50% with a minimum 75% utilization.

As of December 31, 2024, the BSL SPV had no outstanding debt under the JPM Credit Facility.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the JPM Credit Facility for the year ended December 31, 2024 were as follows:

Stated interest expense	$—
Unused commitment fees	19,792
Amortization of deferred financing costs	11,608
Total interest expense	$31,400
Weighted average interest rate	—%
Average borrowings	$—

The Fund's total borrowings under the Ally Credit Facility and JPM Credit Facility will not exceed 33 1/3% of the Fund's Managed Assets at the time of borrowing. As of December 31, 2024, the Fund's effective leverage (the percentage of leverage based on total consolidated assets minus the sum of consolidated liabilities, other than borrowing utilized for investment purposes) is 6.84%.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Notes to Consolidated Financial Statements

Under the Credit Facilities, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. As of December 31, 2024 the Fund is in compliance with these covenants.

Information about the Fund's senior securities, which are the amount of borrowings under the Credit Agreements, is shown as of the dates indicated in the below table.

As of 12/31	Aggregate Amount Outstanding	Asset Coverage per $1,000 of Indebtedness(1)(2)
2024	$62,800,000	$14,626
2023	119,000,000	6,748
2022	110,000,000	5,111
2021	43,902,654	5,304
2020	N/A(1)	N/A(1)

(1)  No leveraged amount as of December 31, 2020

(2)  The asset coverage ratio is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. The asset coverage ratio is multiplied by $1,000 to determine the "Asset coverage per $1,000 for credit agreement."

Note 11 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Credit Opportunities Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of First Eagle Credit Opportunities Fund and its subsidiaries (the "Fund") as of December 31, 2024, the related consolidated statements of operations and cash flows for the year ended December 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, agent banks and

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Report of Independent Registered Public Accounting Firm

brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
February 28, 2025
New York, New York

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC 2006.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, www.pwc.com/us

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2024 and held for the six-months ended December 31, 2024.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/24	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Credit Opportunities Fund
Class A	3.44%	$1,000	$1,034.40	3.35%	$17.13
Class A-2	3.32	1,000	1,033.20	3.58	18.30
Class I	3.57	1,000	1,035.70	2.99	15.30

(1)  For the six-months ended December 31, 2024.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2024 and held for the six-months ended December 31, 2024.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Credit Opportunities Fund
Class A	5.00%	$1,000	$1,008.30	3.35%	$16.91
Class A-2	5.00	1,000	1,007.14	3.58	18.06
Class I	5.00	1,000	1,010.10	2.99	15.11

(1)  For the six-months ended December 31, 2024.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

General Information

Form N-PORT portfolio schedule

The First Eagle Credit Opportunities Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended December 31 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C GIDS, Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Tax Information

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Credit Opportunities Fund	0.00%	0.00%	$—

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Privacy Notice for Individual Shareholders

The Trust is providing you with this privacy notice to inform you of how we process your personal information. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy notice supersedes any of our previous policies relating to the information you disclose to us.

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number, income, and assets
◼ account balances, payment history, and account activity
◼ credit history and credit scores
◼ name, address, telephone number, occupation
◼ online information, such as your IP address and data gathered from your browsing activity and location
◼ information we encounter in public records in the ordinary course of business
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Privacy Notice for Individual Shareholders

Reasons we can share your personal information	Does the Trust share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	N/A
For our affiliates' everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	N/A

To limit	◼ Call 800.334.2143 and indicate your desire to limit our sharing
◼ Visit us online: www.firsteagle.com/individuals-home or
◼ Mail the form below
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	Call 800.334.2143 or go to www.firsteagle.com/individuals-home

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Privacy Notice for Individual Shareholders

#

Mail-in Form

If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below. ❑ Apply my choices only to me	Mark any/all you want to limit:
❑ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
❑ Do not allow your affiliates to use my personal information to market to me.
❑ Do not share my personal information with nonaffiliates to market their products and services to me.
Name
Address

City, State, Zip
Account #
Mail to:
First Eagle Funds
P.O. Box 219324
Kansas City, MO
64121-9324

#

What we do

How does the Trust protect my personal information?

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

How does the Trust collect my personal information?	We collect your personal information, for example, when you
◼ open an account, make transactions using your account, or deposit money
◼ subscribe to receive information, submit an application, or otherwise submit a form containing personal information
◼ use our services online
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Privacy Notice for Individual Shareholders

Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes—information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◼ Affiliated companies include First Eagle Investments; First Eagle Holdings, Inc.; First Eagle Investment Management, LLC; FEF Distributors, LLC; First Eagle Separate Account Management, LLC; First Eagle Alternative Credit, LLC; ; Napier Park Global Capital Ltd; Napier Park Global Capital GmbH, Napier Park Global Capital (US) LP; First Eagle Investment Management Ltd; First Eagle Investment Management GmbH; First Eagle Funds (Ireland) ICAV; First Eagle Amundi Sub-Funds (Luxembourg) SICAV; First Eagle Overseas Variable Fund, a portfolio of First Eagle Variable Funds, an open-end investment management company; First Eagle Real Estate Debt Fund, a closed-end interval fund; First Eagle Private Credit Fund, a business development company; First Eagle Global Equity ETF (FEGE) and First Eagle Overseas Equity ETF (FEOE), exchange traded funds; and First Eagle Funds and any sub-funds, as applicable.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Privacy Notice for Individual Shareholders

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◼ Nonaffiliated third parties may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, other parties providing individual shareholder servicing, accounting and recordkeeping services, attorneys, accountants, and auditors.

Data Subject Rights

Individuals in some jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you have any questions about exercising these rights call 800.334.2143 or go to www.firsteagle.com/individuals-home.

Special Notice for Residents of California

First Eagle does not sell non-public personal information or share non-public personal information for cross-context behavioral advertising. We will not share information we collect about you with nonaffiliates, except as permitted by California law and described above. While the law provides California residents with data rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC's Reg S-P.

Other Important Information

Sharing of Personal Information with Nonaffiliated Third Parties

We will only share your personal information collected, as described above, with nonaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (nonaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Privacy Notice for Individual Shareholders

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Management of the Fund

The business of the Fund is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below. Some of the Trustees and officers are employees of the Adviser or Subadviser and their affiliates. At least a majority of the Fund's Board of Trustees are not "interested persons" as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to January 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke(2) | Trustee (Chair) | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

(2)  Ms. Beinecke serves as senior counsel at Hughes Hubbard & Reed LLP, which has provided legal services to an entity in which one of the Adviser's parent companies indirectly holds a minority equity interest. Ms. Beinecke has no role or economic interest in this matter and, since she is not a partner of the firm, she does not share in Hughes Hubbard & Reed LLP's profits. To date, Hughes Hubbard & Reed LLP has not received revenue from this matter, and any anticipated revenue will represent only a deminimus percentage of firm revenue. The Board believes that this matter does not impact Ms. Beinecke's status as an Independent Trustee.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (11 portfolios) and First Eagle Variable Funds (Chair) (1 portfolio); Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

Peter W. Davidson | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to January 2019, CEO, Aligned Intermediary, Inc.; prior to June 2015, Executive Director, Loan Program Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman, Summit Ridge Energy; Director, Beam Global; Chairman, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Jean D. Hamilton | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations; prior to May 2022, Director, RenaissanceRe Holdings Ltd

William M. Kelly | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | August 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of Blackstone Inc. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of BlackRock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Trustee, Vornado Realty Trust; Director, Alexander's Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Interested Trustees(3)(4)

John P. Arnhold | Trustee | March 2022 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Variable Funds (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(3)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Officers(5)

Mehdi Mahmud | President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Frank Riccio | Senior Vice President | Effective April 3, 2025
1345 Avenue of the Americas | New York, New York | 10105
(born March 1978)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Brandon Webster | Chief Financial Officer and Principal Financial Officer | July 2024 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1987)

Principal Occupation(s) During Past Five (5) Years: Director, Head of Fund Administration, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Variable Funds; prior to July 2024, Director and Deputy Head of Fund Administration, Lord Abbett

Seth Gelman | Chief Compliance Officer | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O'Connor | General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Officers(5)—(continued)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC; CEO, First Eagle Private Credit Fund; prior to May 2024, Head of Legal & Compliance, First Eagle Private Credit Fund

Sabrina Rusnak-Carlson | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1979)

Principal Occupation(s) During Past Five (5) Years: General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, General Counsel and Chief Compliance Officer, THL Credit LLC Advisors; General Counsel, First Eagle Private Credit Fund

Sheelyn Michael | Secretary and Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Variable Funds; Director, First Eagle Investment Management, Ltd; Deputy General counsel, First Eagle Private Credit Fund

Jennifer Wilson | Chief Accounting Officer | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1972)

Principal Occupation(s) During Past Five (5) Years: Chief Accounting Officer, First Eagle Alternative Credit LLC; Prior to 2020, Director of Financial Planning & Analysis, First Eagle Alternative Credit LLC; Chief Financial Officer, First Eagle Private Credit Fund

Michael Luzzatto | Vice President | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Variable Funds; Vice President, First Eagle Private Credit Fund

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

Additional Information (unaudited)

Officers(5)—(continued)

William Karim | Deputy General Counsel | September 2020 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1980)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel, First Eagle Alternative Credit LLC; prior to January 2020, Associate General Counsel, THL Credit LLC

Shuang Wu | Treasurer | April 2024 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1990)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds and First Eagle Variable Funds; prior to December 2022, Vice President and Assistant Treasurer, Credit Suisse; prior to December 2020, Manager, PricewaterhouseCoopers

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Fund, although various positions may have been held during the period.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Officers

Mehdi Mahmud

President

Frank Riccio

Senior Vice President

Brandon Webster

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sabrina Rusnak-Carlson

Deputy General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Jennifer Wilson

Chief Accounting Officer

Michael Luzzatto

Vice President

William Karim

Associate General Counsel

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

First Eagle Alternative Credit, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

801 Pennsylvania Avenue,
Suite 219324
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Credit Opportunities Fund.

First Eagle Credit Opportunities Fund | Annual Report | December 31, 2024

First Eagle Credit Opportunities Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Mandakini Puri, Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Ms. Puri, Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the years ended December 31, 2024 and December 31, 2023, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $97,012 and $94,186, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2024 and December 31, 2023, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

For the years ended December 31, 2024 and December 31, 2023, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $33,100 and $32,140, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2024 and December 31, 2023, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)	(1)The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

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(e)	(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	According to PwC, for the year ended December 31, 2024, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g)	Other than as described in the table above, the aggregate fees billed for the most recent year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2024 and 2023.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable at this time.

Item 6. Investments.

Please see the consolidated schedule of investments contained under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

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Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Refer to the N-CSRS filed with the SEC as of and for the period ended June 30, 2024.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated to the First Eagle Investment Management, LLC ("FEIM" or the "Adviser") the authority to vote proxies received by First Eagle Credit Opportunities Fund (the "Fund") from the companies in which they invest. The Adviser in turn has delegated this authority to First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”) which has adopted policies and procedures (collectively, the “Proxy Voting Policy”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Subadviser to vote proxies in a manner that serves the best interest of the client.

The Proxy Voting Policy provides procedures to address conflicts of interest between the Subadviser and a client with respect to voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third-party that has an interest in the vote. A conflict of interest also could arise when the Fund, the Adviser or principal underwriter or any of their affiliates has an interest in the vote.

If the Subadviser becomes aware of a potential conflict of interest with respect to a proxy to be voted for a client, the Proxy Voting Policy requires notification to the Chief Compliance Officer of the Subadviser (the “Subadviser CCO”). The Subadviser CCO then determines whether a material conflict of interest exists and, if so, the appropriate method of resolving the conflict. Such methods may include voting in accordance with the recommendation of a third-party, voting pursuant to pre-determined voting guidelines or, in certain circumstances, consultation with the Board of Trustees. The Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable. These conflicts procedures are intended to reduce, but they will not necessarily eliminate, any influence on the proxy voting by conflicts of interest.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James Fellows, Robert Hickey, Brian Murphy, Steven Krull, Michelle Handy, and Larry Holzenthaler, portfolio managers with First Eagle Alternative Credit, LLC (“FEAC” or the "Subadviser"), manage the Fund. Their professional backgrounds are below.

James R. Fellows, President, FEAC. James has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Robert J. Hickey, Senior Managing Director and Chief Investment Officer, FEAC. Robert has worked for FEAC’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Brian J. Murphy, Senior Managing Director, Head of Capital Markets and Co-Head of Origination, FEAC. Brian has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

5

Steven F. Krull, Managing Director, FEAC. Steven has worked for FEAC’s senior loan strategies business from June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to FEAC’s senior loan strategies business.

Michelle Handy, Senior Managing Director and Chief Investment Officer – Direct Lending, FEAC. Michelle has worked for FEAC’s senior loan strategies business, from 2016 to present. Prior to 2016, Michelle worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas' workout function.

Larry Holzenthaler, Managing Director and senior alternatives strategist, FEAC. Prior to joining FEAC in November 2023, Larry was a managing director and investment strategist at Nuveen Asset Management, and prior affiliate Symphony Asset Management, where he represented Nuveen and Symphony’s investment teams externally and assisted with product management and investment content within the corporate credit market.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance
	Other Registered Investment Companies	2	$410,362,262	1	$300,662,062
James Fellows	Other Pooled Investment Vehicles	57	$15,053,595,142	54	$14,751,108,742
	Other Accounts	6	$1,007,871,543	4	$663,886,543
	Other Registered Investment Companies	2	$410,362,262	1	$300,662,062
Robert Hickey	Other Pooled Investment Vehicles	57	$15,053,595,142	54	$14,751,108,742
	Other Accounts	6	$1,007,871,543	4	$663,886,543
	Other Registered Investment Companies	1	$109,700,200	0	$-
Brian Murphy	Other Pooled Investment Vehicles	32	$10,189,171,263	29	$9,886,684,863
	Other Accounts	2	$343,985,000	0	$-
	Other Registered Investment Companies	1	$109,700,200	0	$-
Steven Krull	Other Pooled Investment Vehicles	32	$10,189,171,263	29	$9,886,684,863
	Other Accounts	3	$343,985,000	0	$-
	Other Registered Investment Companies	1	$300,662,062	1	$300,662,062
Michelle Handy	Other Pooled Investment Vehicles	25	$4,864,423,879	22	$4,407,807,943
	Other Accounts	4	$663,886,543	4	$663,886,543
	Other Registered Investment Companies	0	$0	0	$0
Larry Holzenthale	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

* Information as of December 31, 2024 except as noted, and is unaudited.

6

Potential Conflicts of Interests

The Adviser and Subadviser will experience conflicts of interest in connection with the management of the Fund, including the following situations. The following briefly summarizes the material potential and actual conflicts of interest which may arise from the overall investment activity of the Adviser and/or Subadviser, its clients and its affiliates.

The Adviser, the Subadviser and their affiliates may sponsor or manage investment funds, accounts or other investment vehicles with similar or overlapping investment strategies. For example, the Adviser or the Subadviser may serve as investment adviser to one or more private funds, registered closed-end funds, separate managed accounts, and collateralized loan obligations (CLO). In addition, the Fund’s officers may serve in similar capacities for one or more private funds, registered closed-end funds, separate managed accounts and CLOs. To the extent, the Adviser, Subadviser and their affiliates determine that an investment is appropriate for us and for one or more other funds, the Adviser and the Subadviser intend to allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) certain restrictions under the 1940 Act and rules thereunder regarding co-investments with affiliates, (b) the requirements of the Advisers Act and (c) the Adviser and Subadviser’s internal conflict of interest and allocation policies.

The Adviser has established policies to ensure that the Fund will generally share equitably with other funds managed by the Adviser or Subadviser or their affiliates in investment opportunities that are suitable for the Fund and such other investment funds.

The Subadviser has established allocation policies to ensure that the Fund will generally share equitably with other credit investment funds managed by the Subadviser or its affiliates within the alternative credit platform in credit investment opportunities that are suitable for the Fund and such other investment funds.

The 1940 Act imposes significant limits on co-investment with affiliates of the Fund, and without an exemptive order the Fund generally would not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. In situations where co-investment with other entities sponsored or managed by the Adviser, the Subadviser or their affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Subadviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. The Subadviser will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time. This reduces the amount of transactions in which the Fund can participate and makes it more difficult for the Fund to implement its investment objective.

The Adviser’s affiliation with The Blackstone Group Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with it. For example, should the Adviser or Subadviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

7

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser or Subadviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone/Corsair may have or transactions or investments Blackstone/Corsair and their affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by the Sub-Adviser, a wholly owned subsidiary of the Adviser. The investment professionals are offered the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective and subjective performance criteria. Annual investment performance is a significant component of this evaluation along with individual, team and firm performance. Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. The intent of this compensation plan is the long-term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

In addition to the Portfolio Manager’s salary and annual bonus, the Adviser offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

8

Information as of December 31, 2024
Portfolio Manager	Dollar Range
James Fellows	None

Robert Hickey	None

Brian Murphy	None

Steven Krull	$1-$10,000

Michelle Handy	None

Larry Holzenthaler	None

(b) Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 16. Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

9

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2)  Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Credit Opportunities Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date March 7, 2025

By (Signature and Title)*	/s/ Brandon Webster
Brandon Webster, Principal Financial Officer

Date March 7, 2025

*Print the name and title of each signing officer under his or her signature.

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